                                                                   EXHIBIT 10.11

               [SHARED COMMUNICATIONS SERVICES, INC. LETTERHEAD]






                                   BELL SOUTH

--------------------
[*] Information redacted pursuant to a confidential treatment request throughout this exhibit.

                     AMENDMENT TO MASTER CARRIER AGREEMENT
                                Amendment No. 4               Log Number: 990905

The following is Amendment No. 4 to the Master Carrier Agreement effective March 11th, 1998 ("Agreement") between BellSouth Long Distance, Inc. ("BSLD") and Shared Communication Services, Inc. ("Customer"). The Parties further agree that all terms and conditions of the Master Carrier Agreement shall remain unchanged, except as amended herein, and that this Amendment is incorporated into the Master Carrier Agreement.

NOW THEREFORE, BSLD and CUSTOMER agree to amend the Master Carrier Agreement as follows:

1. Replace Exhibit 5 Interstate Outbound pricing section of the Master Carrier Agreement with the attached pricing for domestic interstate dedicated outbound services. No discounts from Master Carrier Agreement or previous Amendments will apply to the Interstate Outbound rates in this Amendment.

2.   Replace Exhibit 3, A.13.1 - MINIMUM USAGE COMMITMENT to the following:

                         Minimum Monthly
          Months         Usage Commitment
          ------         ----------------
           [*]              [*]

3. Term of the Agreement shall be twelve (12) months beginning with the execution of this amendment.

4. Except as expressly amended herein, the Master Carrier Agreement shall remain in full force and effect.

5. The parties hereto acknowledge that they have read this Amendment, understand it, and agree to be bound by its terms and conditions. They further agree that the Agreement and Amendment 1 together with this Amendment No. 4 constitute the entire Agreement between the parties hereto with respect to the subject matter hereof.

6. This Amendment will be void and will not become part of the Agreement if both parties do not execute it by September 25, 1999. Rates will be effective 9/13/99.

IN WITNESS WHEREOF, the Parties hereto have executed this Amendment on the dates indicated below.

BellSouth Long Distance, Inc.           Shared Communication Services, Inc.


By: /s/ BOB ARNOLD                      By: /s/ JEFF RAINES
    -------------------------------         ------------------------------------

Name: Bob Arnold                        Name: Jeff Raines

Title: Senior Vice President,           Title: President
       Marketing

Date: 9/25/99                           Date: 9-17-99

Address: 32 Perimeter Center East       3723 Fairview Industrial Drive
         Suite A
         Atlanta, Georgia 30346         Salem, Oregon 97302


                            PROPRIETARY/CONFIDENTIAL


--------------------
[*] Information redacted pursuant to a confidential treatment request throughout this exhibit.

                                        EXHIBIT 3 -- DOMESTIC DEDICATED OUTBOUND

A. INTERSTATE PRICING -- DOMESTIC DEDICATED OUTBOUND


Per Minute Rates for Dedicated Interstate Outbound Service.



                                                                      DEDICATED
                                         TERMINATING                  OUTBOUND
        STATE                          ACCESS LOCATION                  RATE
        -----                          ---------------                ---------
         AK                 ANCHORAGE TEL UTIL                           [*]
                            TEL UT OF NORTHLAND                          [*]
                            AT&T WIRELESS SVCS                           [*]
                            PACIFIC TEL CELL WI                          [*]
                            PTI COMM OF ALASKA                           [*]
                            GTE ALASKA INC                               [*]
                            Other                                        [*]
         AL                 SOUTH CENTRAL BELL                           [*]
                            GTE SOUTH INC. -- AL                         [*]
                            AL CELLULAR SVCS                             [*]
                            CONTEL SO DBA GTE SO                         [*]
                            GULF TELEPHONE CO                            [*]
                            Other                                        [*]
         AR                 SOUTHWESTERN BELL                            [*]
                            CONTEL AR DBA GTE AR                         [*]
                            ALLTEL ARKANSAS INC                          [*]
                            CENTURY TEL OF AR                            [*]
                            GTE SOUTHWEST -- AR                          [*]
                            Other                                        [*]
         AZ                 US WEST MTN BELL                             [*]
                            CITIZENS UTIL RURAL                          [*]
                            GST NET -- AZ                                [*]
                            AT&T WIRELESS SVCS                           [*]
                            CITIZENS TEL WHT MTN                         [*]
                            Other                                        [*]
         CA                 PACIFIC BELL                                 [*]
                            GTE CO OF CA                                 [*]
                            SAN DIEGO PAGING                             [*]
                            CITIZENS TELECOM CA                          [*]
                            ROSEVILLE TEL CO                             [*]
                            Other                                        [*]
         CO                 US WEST MTN BELL                             [*]
                            AT&T WIRELESS SVCS                           [*]
                            EAGLE TELECOM INC                            [*]
                            TELEPORT COMM GRP CO                         [*]
                            ICG TELECOM GROUP CO                         [*]
                            Other                                        [*]
         CT                 SO NEW ENGLAND                               [*]
                            BELL ATLANTIC N -- NY                        [*]
                            TCI TEL SVCS OF CT                           [*]
                            WOODBURY TEL CO                              [*]
                            SPRINT SPECTRUM LP                           [*]
                            Other                                        [*]
         DC                 BELL ATLANTIC DC INC                         [*]
                            SW BELL MOB CELL ONE                         [*]
                            MCIMETRO ATS INC                             [*]
                            BELL ATLANTIC MBL DC                         [*]
                            NEXTEL COMM                                  [*]
                            Other                                        [*]
         DE                 BELL ATLANTIC DE INC                         [*]
                            CONECTIV COMM -- PA                          [*]
                            COMCAST CELLULAR DE                          [*]
                            CONECTIV COMM -- DE                          [*]
                            NEXTEL COMM                                  [*]
                            Other                                        [*]
         FL                 SOUTHERN BELL TEL CO                         [*]
                            GTE FLORIDA INC                              [*]
                            SPRINT METRO NTWKS                           [*]
                            SPRINT UNITED TEL FL                         [*]
                            AT&T WIRELESS SVCS                           [*]
                            Other                                        [*]
         GA                 SOUTHERN BELL TEL CO                         [*]
                            MCIMETRO ATS INC                             [*]
                            ALLTEL GA COMM CORP                          [*]
                            AT&T WIRELESS SVCS                           [*]
                            CONTACT COMM GA                              [*]
                            Other                                        [*]
         HI                 GTE HAWAIIAN TELCO                           [*]
                            RAM PAGING OF HI                             [*]
                            WESTERN PCS CORP                             [*]
                            PCS PRIMECO HI                               [*]
                            POCKET COMM                                  [*]
                            Other                                        [*]
         IA                 US WEST NW BELL                              [*]
                            CONTEL IA DBA GTE IA                         [*]
                            GTE NORTH INC -- IA                          [*]
                            FRONTIER CM IA                               [*]
                            CONTEL KS DBA GTE IA                         [*]
                            Other                                        [*]
         ID                 US WEST MTN BELL                             [*]
                            GTE NORTHWEST -- ID                          [*]
                            CITIZENS TELECOM ID                          [*]
                            USWST PNW BELL                               [*]


                          BSLD Proprietary Information
                                   RESTRICTED

                                        EXHIBIT 3 -- DOMESTIC DEDICATED OUTBOUND

A. INTERSTATE PRICING -- DOMESTIC DEDICATED OUTBOUND


Per Minute Rates for Dedicated Interstate Outbound Service.

                                                                                   DEDICATED
                                              TERMINATING                          OUTBOUND
             STATE                          ACCESS LOCATION                          RATE
             -----                          ---------------                        ---------
                                 FARMERS MUTUAL TELCO                                 [*]
                                 Other                                                [*]
              IL                 AMERITECH ILLINOIS                                   [*]
                                 GTE OF IL                                            [*]
                                 GTE NORTH INC -- IL                                  [*]
                                 ILL CONSOLIDATED TEL                                 [*]
                                 AT&T WIRELESS SVCS                                   [*]
                                 Teleport Comm.Group -- IL                            [*]
                                 SPRINT CENTEL IL                                     [*]
                                 Other                                                [*]
              IN                 AMERITECH INDIANA                                    [*]
                                 GTE OF IN                                            [*]
                                 UNITED TEL CO OF IN                                  [*]
                                 GTE NORTH INC -- IN                                  [*]
                                 360 COMMUNICATION IN                                 [*]
                                 Other                                                [*]
              KS                 SOUTHWESTERN BELL                                    [*]
                                 UNITED TELCO OF KS                                   [*]
                                 UNITED TEL CO OF KS                                  [*]
                                 RURAL TEL SERV CO                                    [*]
                                 SOUTHERN KANSAS TEL                                  [*]
                                 Other                                                [*]
              KY                 SOUTH CENTRAL BELL                                   [*]
                                 GTE SOUTH INC -- KY                                  [*]
                                 CINCINNATI BELL                                      [*]
                                 USA MOBILE COMM                                      [*]
                                 HYPERION L'VILLE CLC                                 [*]
                                 Other                                                [*]
              LA                 SOUTH CENTRAL BELL                                   [*]
                                 E ASCENSION TEL CO                                   [*]
                                 AT&T WIRELESS SVCS                                   [*]
                                 CENTURY TEL EVANGALN                                 [*]
                                 CENTURY TEL SE LA                                    [*]
                                 Other                                                [*]
              MA                 BELL ATLANTIC N -- NE                                [*]
                                 TELEPORT COMM BOSTON                                 [*]
                                 AT&T WIRELESS SVCS                                   [*]
                                 GLOBAL NAPS, INC.                                    [*]
                                 BELL ATLANTIC MBL MA                                 [*]
                                 Other                                                [*]
              MD                 BELL ATLANTIC MD INC                                 [*]
                                 MCIMETRO ATS INC                                     [*]
                                 AT&T WIRELESS SVCS                                   [*]
                                 COMCAST TEL COMM MD                                  [*]
                                 BELL ATLANTIC MBL MD                                 [*]
                                 Other                                                [*]
              ME                 BELL ATLANTIC N -- NE                                [*]
                                 NORTHLAND TEL OF ME                                  [*]
                                 SACO RIV TEL&TEL CO                                  [*]
                                 TIDEWATER TEL INC                                    [*]
                                 SOMERSET TEL CO                                      [*]
                                 Other                                                [*]
              MI                 AMERITECH MICHIGAN                                   [*]
                                 GTE OF MI                                            [*]
                                 CONTEL/GTE SO -- MI                                  [*]
                                 CENTURY TEL OF MI                                    [*]
                                 CENTURY TEL WIRELESS                                 [*]
                                 Other                                                [*]
              MN                 US WEST NW BELL                                      [*]
                                 UNITED TEL CO OF MN                                  [*]
                                 FRONTIER CM MN                                       [*]
                                 CONTEL MN DBA GTE MN                                 [*]
                                 AT&T WIRELESS SVCS                                   [*]
                                 GTE Nort Inc. - Minnesota                            [*]
                                 Other                                                [*]
              MO                 SOUTHWESTERN BELL                                    [*]
                                 GTE MIDWEST, INC. IA                                 [*]
                                 UNITED STATES CEL MO                                 [*]
                                 UNITED TEL CO OF MO                                  [*]
                                 GTE NORTH INC -- MO                                  [*]
                                 Other                                                [*]
              MS                 SOUTH CENTRAL BELL                                   [*]
                                 CENTURY TEL OF NO MS                                 [*]
                                 ALLTEL MISSISSIPPI                                   [*]
                                 DIGIPH PCS, INC.                                     [*]
                                 FULTON TEL CO                                        [*]
                                 Other                                                [*]
              MT                 US WEST MTN BELL                                     [*]
                                 NW TEL SYSTEMS INC                                   [*]
                                 THREE RIVERS TEL                                     [*]
                                 CLARK FORK TELECOM                                   [*]
                                 CITIZENS TELECOM MT                                  [*]
                                 Other                                                [*]

                          BSLD Proprietary Information
                                   RESTRICTED

                    EXHIBIT 3 -- DOMESTIC DEDICATED OUTBOUND

A. INTERSTATE PRICING -- DOMESTIC DEDICATED OUTBOUND


Per Minute Rates for Dedicated Interstate Outbound Service.


                                                                   DEDICATED
                          TERMINATING                              OUTBOUND
 STATE                  ACCESS LOCATION                              RATE
 -----                  ---------------                            ---------
  NC                 SOUTHERN BELL TEL CO                           [*]
                     SPRING MID ATLANTIC                            [*]
                     GTE SOUTH INC -- NC                            [*]
                     CONTACT COMM NC                                [*]
                     NORTH STATE TEL CO                             [*]
                     AllTel Carolina Inc. -- NC                     [*]
                     Other                                          [*]
  ND                 US WEST NW BELL                                [*]
                     SRT COMMUNICATIONS                             [*]
                     SOURIS RIVER TEL COM                           [*]
                     NORTH DAKOTA TEL CO                            [*]
                     DICKEY RURL TEL COOP                           [*]
                     Other                                          [*]
  NE                 US WEST NW BELL                                [*]
                     ALIANT COMMUNICATION                           [*]
                     THE WESTLINK COMPANY                           [*]
                     GTE NORTH INC -- NE                            [*]
                     UNITED TELCO WEST                              [*]
                     Other                                          [*]
  NH                 BELL ATLANTIC N -- NE                          [*]
                     KEARSARGE TEL CO                               [*]
                     FREEDOM RING LLC CLC                           [*]
                     WILTON TEL CO                                  [*]
                     GLOBAL NAPS, INC.                              [*]
                     Other                                          [*]
  NJ                 BELL ATLANTIC NJ INC                           [*]
                     UNITED TEL CO OF NJ                            [*]
                     MCIMETRO ATS INC                               [*]
                     TC NEW YORK NJ                                 [*]
                     AT&T WIRELESS SVCS                             [*]
                     Other                                          [*]
  NM                 US WEST MTN BELL                               [*]
                     CONTEL DBA GTE WEST                            [*]
                     GTE SOUTHWEST - NM                             [*]
                     ROOSEVELT CO RURAL                             [*]
                     E N M R TEL COOP INC                           [*]
                     Other                                          [*]
  NV                 NEVADA BELL                                    [*]
                     CENTRAL TEL CO NV                              [*]
                     CONTEL CA DBA GTE CA                           [*]
                     COMM EQUIP AND SVCS                            [*]
                     360 COMMUNICATION NV                           [*]
                     Other                                          [*]
  NY                 BELL ATLANTIC N - NY                           [*]
                     FRONTIER ROCHESTER                             [*]
                     CITIZENS TELECOM NY                            [*]
                     TELEPORT COMM N Y                              [*]
                     ALLTEL NY INC FLTN                             [*]
                     Other                                          [*]
  OH                 AMERITECH OHIO                                 [*]
                     CINCINNATI BELL                                [*]
                     GTE NORTH INC - OH                             [*]
                     UNITED TELCO OF OHIO                           [*]
                     WESTERN RESERVE TEL                            [*]
                     Century Tel of Ohio                            [*]
                     Other                                          [*]
  OK                 SOUTHWESTERN BELL                              [*]
                     GTE SOUTHWEST - OK                             [*]
                     TOTAL COMM SERVICES                            [*]
                     AT&T WIRELESS SVCS                             [*]
                     ALLTEL OKLAHOMA INC                            [*]
                     Other                                          [*]
  OR                 US WEST PNW BELL                               [*]
                     GTE NORTHWEST - OR                             [*]
                     UNITED TEL CO OF NW                            [*]
                     TEL UTIL OF OREGON                             [*]
                     TEL UTIL OF E OREGON                           [*]
                     AT&T WIRELESS SVCS                             [*]
                     CONTEL NW DBA GTE NW                           [*]
                     PIONEER TEL COOP                               [*]
                     CITIZENS TELECOM OR                            [*]
                     AIRTOUCH CELLULAR                              [*]
                     Other                                          [*]
  PA                 BELL ATLANTIC PA INC                           [*]
                     GTE OF PA                                      [*]
                     UNITED TEL CO OF PA                            [*]
                     COMMONWEALTH TEL ENT                           [*]
                     ALLTEL PENNA INC                               [*]
                     Other                                          [*]
  RI                 BELL ATLANTIC N - NE                           [*]
                     BROOKS FIBER COM RI                            [*]
                     BELL ATLANTIC MBL RI                           [*]
                     TCG RHODE ISLAND                               [*]


                          BSLD Proprietary Information
                                   RESTRICTED

--------------------
[*] Information redacted pursuant to a confidential treatment request throughout this exhibit.

                    Exhibit 3 - Domestic Dedicated Outbound

A.  Interstate Pricing - Domestic Dedicated Outbound

Per Minute Rates for for Dedicated Interstate Outbound Service



                                                  Dedicated
                     Terminating                  Outbound
State              Access Location                  Rate
-----              ---------------                ---------

                    NEXTEL COMM                   [*]
                    Other                         [*]
SC                  SOUTHERN BELL TEL CO          [*]
                    GTE SOUTH INC. - SC           [*]
                    FORT MILL TEL CO              [*]
                    ALLTEL MOBILE COM SC          [*]
                    HORRY TEL COOP INC            [*]
                    United Tel Co. CAROL          [*]
                    Other                         [*]
SD                  US WEST NW BELL               [*]
                    CTY BRKNGS MUNICIPAL          [*]
                    HEARTLAND TELECOM IA          [*]
                    VIVIAN TELEPHONE CO           [*]
                    GOLDEN WEST TEL COOP          [*]
                    Other                         [*]
TN                  SOUTH CENTRAL BELL            [*]
                    TENNESSEE TEL CO              [*]
                    UNITED INTER-MTN TEL          [*]
                    PRO PAGE PARTNERS             [*]
                    GTE WIRELESS MIDSO            [*]
                    Other                         [*]
TX                  SOUTHWESTERN BELL             [*]
                    GTE SOUTHWEST - TX            [*]
                    LUFKIN TEL EXEC INC           [*]
                    CENTRAL TEL CO TX             [*]
                    SUGAR LAND TEL CO             [*]
                    United Tel Co. of Texas       [*]
                    Other                         [*]
UT                  US WEST MTN BELL              [*]
                    AT&T WIRELESS SVCS            [*]
                    CITIZENS TELECOM UT           [*]
                    AIRTOUCH CELLULAR             [*]
                    S CEN UTAH TEL ASSN           [*]
                    Other                         [*]
VA                  BELL ATLANTIC VA INC          [*]
                    GTE SOUTH INC - VA            [*]
                    CENTRAL TEL OF VA             [*]
                    UNITED INTER-MTN TEL          [*]
                    TELEPORT COMM GRP DC          [*]
                    Other                         [*]
VT                  BELL ATLANTIC N - NE          [*]
                    LUDLOW TEL CO                 [*]
                    CHAMPLAIN VLY TELECO          [*]
                    VERMONT TEL CO INC.           [*]
                    WAITSFLD-FAYS TEL CO          [*]
                    Other                         [*]
WA                  US WEST PNW BELL              [*]
                    GTE NORTHWEST - WA            [*]
                    TEL UTILITIES OF WA           [*]
                    UNITED TEL CO OF NW           [*]
                    ELECTRIC LIGHTWVE WA          [*]
                    CONTEL NW DBA GTE NW          [*]
                    AT&T WIRELESS SVCS            [*]
                    Other                         [*]
WI                  AMERITECH WISCONSIN           [*]
                    GTE OF WI                     [*]
                    PEOPLES TEL CO - WI           [*]
                    United States CEL WI          [*]
                    TC MILWAUKEE                  [*]
                    Century Tel of Wisconsin      [*]
                    Other                         [*]
WV                  BELL ATLANTIC WV INC          [*]
                    CITIZENS TELECOM WV           [*]
                    MTN ST TEL DBA CITZ           [*]
                    UNITED STATES CEL WV          [*]
                    SPRUCE KB SENECA RK           [*]
                    Other                         [*]
WY                  US WEST MTN BELL              [*]
                    RT COMMUNICATIONS             [*]
                    US WEST NW BELL               [*]
                    UNITED TELCO WEST             [*]
                    TEL UTILITIES OF WY           [*]
                    Other                         [*]


--------------------
[*] Information redacted pursuant to a confidential treatment request throughout this exhibit.


                          BSLD Proprietary Information
                                   RESTRICTED

                     AMENDMENT TO MASTER CARRIER AGREEMENT
                                AMENDMENT NO. 3


The following is Amendment No. 3 to the Master Carrier Agreement effective March 11th, 1998 ("Agreement") between BellSouth Long Distance, Inc. ("BSLD") and Shared Communications Services, Inc., ("Customer"). The Parties further agree that all terms and conditions of the Master Carrier Agreement shall remain unchanged, except as amended herein, and that this Amendment is incorporated into the Master Carrier Agreement.

NOW THEREFORE, BSLD and CUSTOMER agree to amend the Master Carrier Agreement as follows:

1.      Replace Exhibit 3, A.13.1 - MINIMUM USAGE COMMITMENT to the following:

                               Minimum Monthly
        Months                 Usage Commitment
        ------                 ----------------
        [*]                          [*]

2. Replace Exhibit 5 - PRICING of the Master Carrier Agreement with the attached pricing for domestic interstate and intrastate dedicated outbound services.

        [*]

 [*]

3. Term of the Agreement shall be twelve (12) months beginning with the execution of this amendment.

4. Except as expressly amended herein, the Master Carrier Agreement shall remain in full force and effect.

5. The parties hereto acknowledge that they have read this Amendment, understand it, and agree to be bound by its terms and conditions. They further agree that the Agreement and Amendment 1 together with this Amendment No. 3 constitute the entire Agreement between the parties hereto with respect to the subject matter hereof.

6. This Amendment will be void and will not become part of the Agreement if both parties do not execute it by June 1st, 1999.

IN WITNESS WHEREOF, the Parties hereto have executed this Amendment on the dates indicated below.

BellSouth Long Distance, Inc.           Shared Communications Services, Inc.


By: /s/ BOB ARNOLD                           By: /s/ JEFF RAINES
   --------------------------------             --------------------------------

Name: Bob Arnold                             Name: /s/ Jeff Raines
                                                  ------------------------------

Title: Senior Vice President, Marketing      Title: President
                                                   -----------------------------

Date: 5/27/99                                Date:  5-12-99
     ------------------------------                -----------------------------

Address: 32 Perimeter Center East,           3723 Fairview Industrial Drive
Suite A                                      Salem, Oregon  97302
Atlanta, Georgia  30346

--------------------
[*] Information redacted pursuant to a confidential treatment request throughout this exhibit.

                              Exhibit 5 - Pricing
        INTERSTATE AND INTRASTATE CHARGES FOR DEDICATED OUTBOUND SERVICE

                 SHARED COMMUNICATIONS SERVICES PRICING SUMMARY
                    DEDICATED OUTBOUND PER MINUTE BASE RATES

                                                      BASE RATES
STATE     GROUP            VENDOR NAME          INTERSTATE   INTRASTATE
-----     -----     ------------------------    ----------   ----------
 AK         2           GTE ALASKA INC.          [*]            [*]
 AK         1           ALL OTHER LEC's          [*]            [*]
-----------------------------------------------------------------------
 AL         2          SOUTH CENTRAL BELL        [*]            [*]
 AL         3         GTE SOUTH INC. - AL        [*]            [*]
 AL         1           ALL OTHER LEC'S          [*]            [*]
-----------------------------------------------------------------------
 AR         2          SOUTHWESTERN BELL         [*]            [*]
 AR         3          GTE SOUTHWEST - AR        [*]            [*]
 AR         1           ALL OTHER LEC'S          [*]            [*]
-----------------------------------------------------------------------
 AZ         2           US WEST MTN BELL         [*]            [*]
 AZ         3         CONTEL CA DBA GTE CA       [*]            [*]
 AZ         1           ALL OTHER LEC'S          [*]            [*]
-----------------------------------------------------------------------
 CA         2             PACIFIC BELL           [*]            [*]
 CA         3             GTE CO OF CA           [*]            [*]
 CA         1           ALL OTHER LEC'S          [*]            [*]
-----------------------------------------------------------------------
 CO         2           US WEST MTN BELL         [*]            [*]
 CO         1           ALL OTHER LEC'S          [*]            [*]
-----------------------------------------------------------------------
 CT         2          SO NE ENGLAND TEL         [*]            [*]
 CT         3            NYNEX NEW YORK          [*]            [*]
 CT         1           ALL OTHER LEC'S          [*]            [*]
-----------------------------------------------------------------------
 DC         2        BELL ATLANTIC DC INC.       [*]            [*]
 DC         1           ALL OTHER LEC'S          [*]            [*]
-----------------------------------------------------------------------
 DE         2        BELL ATLANTIC DE INC.       [*]            [*]
 DE         1           ALL OTHER LEC'S          [*]            [*]
-----------------------------------------------------------------------
 FL         2         SOUTHERN BELL TEL CO       [*]            [*]
 FL         3           GTE FLORIDA INC.         [*]            [*]
 FL         4         SPRINT UNITED TEL FL       [*]            [*]
 FL         1           ALL OTHER LEC'S          [*]            [*]
-----------------------------------------------------------------------
 GA         2          SOUTH CENTRAL BELL        [*]            [*]
 GA         1           ALL OTHER LEC'S          [*]            [*]
-----------------------------------------------------------------------
 GU         1          GUAM TEL AUTHORITY        [*]            [*]
-----------------------------------------------------------------------
 HI         2         GTE HAWAIIAN TEL CO        [*]            [*]
 HI         1           ALL OTHER LEC'S          [*]            [*]
-----------------------------------------------------------------------
 IA         2           US WEST NW BELL          [*]            [*]
 IA         3         CONTEL IA DBA GTE IA       [*]            [*]
 IA         1           ALL OTHER LEC'S          [*]            [*]
-----------------------------------------------------------------------
 ID         2           US WEST MTN BELL         [*]            [*]
 ID         3         GTE NORTHWEST INC - ID     [*]            [*]
 ID         1           ALL OTHER LEC'S          [*]            [*]
-----------------------------------------------------------------------
 IL         2          AMERITECH ILLINOIS        [*]            [*]
 IL         3              GTE OF IL             [*]            [*]
 IL         4           SPRINT CENTEL IL         [*]            [*]
 IL         1           ALL OTHER LEC'S          [*]            [*]
-----------------------------------------------------------------------
 IN         2          AMERITECH INDIANA         [*]            [*]
 IN         3              GTE OF IN             [*]            [*]
 IN         1           ALL OTHER LEC'S          [*]            [*]
-----------------------------------------------------------------------
 KS         2          SOUTHWESTERN BELL         [*]            [*]
 KS         1           ALL OTHER LEC'S          [*]            [*]
-----------------------------------------------------------------------
 KY         2          SOUTH CENTRAL BELL        [*]            [*]
 KY         3           CINCINNATI BELL          [*]            [*]
 KY         1           ALL OTHER LEC'S          [*]            [*]
-----------------------------------------------------------------------
 LA         2          SOUTH CENTRAL BELL        [*]            [*]
 LA         1           ALL OTHER LEC'S          [*]            [*]
-----------------------------------------------------------------------
 MA         2       BELL ATLANTIC NE (NYNEX)     [*]            [*]
 MA         1           ALL OTHER LEC'S          [*]            [*]
-----------------------------------------------------------------------
 MD         2         BELL ATLANTIC MD INC       [*]            [*]
 MD         1           ALL OTHER LEC'S          [*]            [*]
-----------------------------------------------------------------------
 ME         2       BELL ATLANTIC NE (NYNEX)     [*]            [*]
 ME         1           ALL OTHER LEC'S          [*]            [*]
-----------------------------------------------------------------------
 MI         2          AMERITECH MICHIGAN        [*]            [*]
-----------------------------------------------------------------------
 MI         3              GTE OF MI             [*]            [*]
 MI         1           ALL OTHER LEC'S          [*]            [*]
-----------------------------------------------------------------------
 MN         2           US WEST NW BELL          [*]            [*]
 MN         3          GTE NORTH INC - MN        [*]            [*]
 MN         1           ALL OTHER LEC'S          [*]            [*]
-----------------------------------------------------------------------
 MO         2          SOUTHWESTERN BELL         [*]            [*]
 MO         3           CINCINNATI BELL          [*]            [*]
 MO         1           ALL OTHER LEC'S          [*]            [*]
-----------------------------------------------------------------------

--------------------
[*] Information redacted pursuant to a confidential treatment request throughout this exhibit.

                          BSLD Proprietary Information
                                   RESTRICTED

                              Exhibit 5 - Pricing
        INTERSTATE AND INTRASTATE CHARGES FOR DEDICATED OUTBOUND SERVICE

                 SHARED COMMUNICATIONS SERVICES PRICING SUMMARY
                    DEDICATED OUTBOUND PER MINUTE BASE RATES

                                                      BASE RATES
STATE     GROUP            VENDOR NAME          INTERSTATE   INTRASTATE
-----     -----     ------------------------    ----------   ----------
 MS         2          SOUTH CENTRAL BELL         [*]           [*]
 MS         1           ALL OTHER LEC'S           [*]           [*]
-----------------------------------------------------------------------
 MT         2           US WEST MTN BELL          [*]           [*]
 MT         3          CITIZENS TELECOM MT        [*]           [*]
 MT         1           ALL OTHER LEC'S           [*]           [*]
-----------------------------------------------------------------------
 NC         2          SOUTH CENTRAL BELL         [*]           [*]
 NC         3          GTE SOUTH INC - NC         [*]           [*]
 NC         1         SPRINT MID ATLANTIC         [*]           [*]
 NC         1           ALL OTHER LEC'S           [*]           [*]
-----------------------------------------------------------------------
 ND         2           US WEST MTN BELL          [*]           [*]
 ND         1           ALL OTHER LEC'S           [*]           [*]
-----------------------------------------------------------------------
 NE         2           US WEST MTN BELL          [*]           [*]
 NE         3          GTE NORTH INC - NE         [*]           [*]
 NE         1           ALL OTHER LEC'S           [*]           [*]
-----------------------------------------------------------------------
 NH         2           NYNEX NEW ENGLAND         [*]           [*]
 NH         1           ALL OTHER LEC'S           [*]           [*]
-----------------------------------------------------------------------
 NJ         2         BELL ATLANTIC NJ INC        [*]           [*]
 NJ         1           ALL OTHER LEC'S           [*]           [*]
-----------------------------------------------------------------------
 NM         2           US WEST MTN BELL          [*]           [*]
 NM         3          GTE SOUTHWEST - NM         [*]           [*]
 NM         1           ALL OTHER LEC'S           [*]           [*]
-----------------------------------------------------------------------
 NV         2             NEVADA BELL             [*]           [*]
 NV         3         CONTEL CA DBA GTE CA        [*]           [*]
 NV         1           ALL OTHER LEC'S           [*]           [*]
-----------------------------------------------------------------------
 NY         2            NYNEX NEW YORK           [*]           [*]
 NY         3          CITIZENS TELECOM NY        [*]           [*]
 NY         1           ALL OTHER LEC'S           [*]           [*]
-----------------------------------------------------------------------
 OH         2            AMERITECH OHIO           [*]           [*]
 OH         3          GTE NORTH INC - OH         [*]           [*]
 OH         1           ALL OTHER LEC'S           [*]           [*]
-----------------------------------------------------------------------
 OK         2          SOUTHWESTERN BELL          [*]           [*]
 OK         3          GTE SOUTHWEST - OK         [*]           [*]
 OK         1           ALL OTHER LEC'S           [*]           [*]
-----------------------------------------------------------------------
 OR         2           US WEST PNW BELL          [*]           [*]
 OR         3         GTE NORTHWEST INC - OR      [*]           [*]
 OR         1           ALL OTHER LEC'S           [*]           [*]
-----------------------------------------------------------------------
 PA         2         BELL ATLANTIC PA INC        [*]           [*]
 PA         3            GTE OF PA INC            [*]           [*]
 PA         1           ALL OTHER LEC'S           [*]           [*]
-----------------------------------------------------------------------
 PR         1           ALL OTHER LEC'S           [*]           [*]
-----------------------------------------------------------------------
 RI         2          NYNEX NEW ENGLAND          [*]           [*]
 RI         1           ALL OTHER LEC'S           [*]           [*]
-----------------------------------------------------------------------
SAIPAN      1          MICRONESIA TELECOMM        [*]           [*]
-----------------------------------------------------------------------
 SC         2         SOUTHERN BELL TEL CO        [*]           [*]
 SC         3         GTE SOUTH, INC. - SC        [*]           [*]
 SC         4         UNITED TEL CO CAROL         [*]           [*]
 SC         1           ALL OTHER LEC'S           [*]           [*]
-----------------------------------------------------------------------
 SD         2           US WEST NW BELL           [*]           [*]
 SD         1           ALL OTHER LEC'S           [*]           [*]
-----------------------------------------------------------------------
 TN         2          SOUTH CENTRAL BELL         [*]           [*]
 TN         1           ALL OTHER LEC'S           [*]           [*]
-----------------------------------------------------------------------
 TX         2          SOUTHWESTERN BELL          [*]           [*]
 TX         3          GTE SOUTHWEST - TX         [*]           [*]
 TX         1           ALL OTHER LEC'S           [*]           [*]
-----------------------------------------------------------------------
 UT         2           US WEST MTN BELL          [*]           [*]
 UT         1           ALL OTHER LEC'S           [*]           [*]
-----------------------------------------------------------------------
 VA         2         BELL ATLANTIC VA INC        [*]           [*]
 VA         3         GTE SOUTH, INC. - VA        [*]           [*]
 VA         1           ALL OTHER LEC'S           [*]           [*]
-----------------------------------------------------------------------
 VI         1           ALL OTHER LEC'S           [*]           [*]
-----------------------------------------------------------------------
 VT         2          NYNEX NEW ENGLAND          [*]           [*]
 VT         1           ALL OTHER LEC'S           [*]           [*]
-----------------------------------------------------------------------
 WA         2           US WEST PNW BELL          [*]           [*]
 WA         3         GTE NORTHWEST INC - WA      [*]           [*]
 WA         1           ALL OTHER LEC'S           [*]           [*]
-----------------------------------------------------------------------
 WI         2          AMERITECH WISCONSIN        [*]           [*]
 WI         3              GTE OF WI              [*]           [*]

                          BSLD Proprietary Information
                                   RESTRICTED


--------------------
[*] Information redacted pursuant to a confidential treatment request throughout this exhibit.

                              Exhibit 5 - Pricing
        INTERSTATE AND INTRASTATE CHARGES FOR DEDICATED OUTBOUND SERVICE

                 SHARED COMMUNICATIONS SERVICES PRICING SUMMARY
                    DEDICATED OUTBOUND PER MINUTE BASE RATES

                                                     BASE RATES
STATE     GROUP            VENDOR NAME          INTERSTATE   INTRASTATE
-----     -----     ------------------------    ----------   ----------
 WI         1           ALL OTHER LEC'S          [*]           [*]
-----------------------------------------------------------------------
 WV         2         BELL ATLANTIC WV INC       [*]           [*]
 WV         1           ALL OTHER LEC'S          [*]           [*]
-----------------------------------------------------------------------
 WY         2           US WEST MTN BELL         [*]           [*]
 WY         1           ALL OTHER LEC'S          [*]           [*]
-----------------------------------------------------------------------

                          BSLD Proprietary Information
                                   RESTRICTED


--------------------
[*] Information redacted pursuant to a confidential treatment request throughout this exhibit.

                         BELLSOUTH LONG DISTANCE, INC.
                  AMENDMENT NO. 2 TO MASTER CARRIER AGREEMENT


The following is Amendment No. 2 to the Master Carrier Agreement effective Sept. 15, 1997 ("Agreement") between BellSouth Long Distance, Inc. ("BSLD") and Shared Communication Services, Inc. ("CUSTOMER"). The Parties further agree that all terms and conditions of the Master Carrier Agreement shall remain unchanged, except as amended herein, and that this Amendment is incorporated into the Master Carrier Agreement.

1. The following paragraphs are hereby added to the Agreement and are fully incorporated therein by this reference:

     13.3 Noncomplete Call Surcharge. Any month Customer exceeds the Maximum Noncomplete Toll Free Call Percentage for interstate Dedicated Toll Free, and/or interstate Switched Toll Free traffic as stated on
          Exhibit 4, Customer shall pay BSLD a surcharge equal to the amount state in Exhibit 4 for each Noncomplete Toll Free Call in excess of the Maximum Noncomplete Toll Free Call Percentage. This surcharge shall be calculated at each Subinvoice Hierarchy Level.

     13.5 Other Surcharges. BSLD may include in charges to Customer certain charges and surcharges newly imposed after the execution date that are levied upon and paid by BSLD with respect to the services. To be eligible, or inclusion under this Section, the charges or surcharges must be imposed by a governmental authority that is imposing the charges or surcharges specifically on telecommunications services, and the governing law must not prohibit BSLD from passing the charges or surcharges to Customer.

     13.6 Forward Pricing. As a transition to the pricing hereunder, discounts may be based for a period of time on the greater of Customer's actual Discount Monthly Volume of Service or a specified Forward Pricing Volume of Service. The Forward Pricing Volume of Service and the period during which it may be applied are specified in Exhibit 3.

     33. Fraud. Customer is responsible and liable for all fraud incidents, maintenance and management, unless caused by BSLD network personnel or facilities.

     34. Responsible Organization. BSLD will be the Responsible Organization, (Resp. Org.), for Toll Free services provided under this Agreement and will be designated as the Resp. Org. in the SMS Database.

2. The following definitions are hereby added to Exhibit 1 to the Agreement, DEFINITIONS, and are fully incorporated therein by this reference:

     "BELLSOUTH NINE STATE REGION" consists of the following states: Alabama, Florida, Georgia, Kentucky, Louisiana, Mississippi, North Carolina, South Carolina, and Tennessee.

     "MAXIMUM NONCOMPLETE TOLL FREE CALL PERCENTAGE" means, for each month, for each Service type, the ratio, expressed as a percentage, of (i) the aggregate number of Noncomplete Toll Free Calls during such period divided by (ii) the aggregate number of Toll Free calls during such period. This percentage shall be calculated at each Subinvoice Hierarchy Level.

     "PAYPHONE SURCHARGE" means compensation to payphone service providers for all non-coin calls completed from their payphones on a per call basis. This compensation will be paid by the carriers that transport these calls and then passed through to the Toll Free customers. Any interstate calls from payphones, including remote access and calling card calls will incur this per call charge.



                          BSLD Proprietary Information
                                   RESTRICTED

                         BELLSOUTH LONG DISTANCE, INC.
                  AMENDMENT NO. 2 TO MASTER CARRIER AGREEMENT

3. The following paragraphs are hereby added to Exhibit 2 to the Agreement, SERVICES, and are fully incorporated therein by this reference:

     3.  TOLL FREE SERVICE.

     3.1. DEDICATED TOLL FREE. Dedicated Toll free is provided hereunder for Customer switched inbound traffic with interstate origination that terminates over dedicated special access (T1.5 or T45) circuits. BSLD shall provide the Services contemplated by this Agreement, as set forth in this paragraph 3.1 of Exhibit 2, only where the said Service originates and terminates in a state in which BSLD has all necessary legal authority to provide said Services. Accordingly, BSLD will not offer any Services that originate or terminate, or both, in any of BellSouth's Nine State Region prior to receiving full legal authority, including authority granted under 47 U.S.C. 271 (d)(3) to offer in a state non-incidental originating interLATA wireline service to residential and business customer.

     3.2. TOLL-FREE DIRECTORY LISTINGS. Customer's Toll Free numbers shall not be eligible for any Toll-free directory listing at BSLD's expense. However, any inclusion of Directory Assistance listings may be accomplished at SCS's expense.

     The following additional paragraphs are hereby added to Exhibit 3 to the Agreement, GENERAL TERMS, and are fully incorporated therein by this reference:

     A.4.     TERM OF AGREEMENT:  Twelve (12) months

     A.13.1.  Minimum Usage Commitment:

                              Minimum Monthly      Minimum Monthly
                                 Outbound             Toll-free
               Months         Usage Commitment     Usage Commitment
               ------         ----------------     ----------------

               [*]                 [*]               [*]
               [*]                 [*]               [*]

     4.13.6.  Forward Pricing - Forward Pricing Volume of Service

     The Forward Pricing Volume of Service for Toll Free Service applicable for discounts shall be the [*] level beginning the effective date of the Agreement and ending the last day of month six (6) of the Term.

--------------------
[*] Information redacted pursuant to a confidential treatment request throughout this exhibit.

                          BSLD Proprietary Information
                                   RESTRICTED

                         BELLSOUTH LONG DISTANCE, INC.

                  AMENDMENT NO. 2 TO MASTER CARRIER AGREEMENT

5. The following paragraphs are hereby added to Exhibit 4 to the Agreement, BILLING INCREMENTS, and are fully incorporated by this reference:

B.12.4. Billing Increments/Usage Periods for Per Minute Charges for additional service.

Service will be invoiced based on Per Minute Charges utilizing Rate Periods and Billing Increments set forth below:

                                                Initial           Additional
                                                Billing             Billing
Service Type/                                  Increment           Increment
Rate Element                                   (seconds)           (seconds)
------------                                   ---------          ----------
Interstate Dedicated Toll Free                    [*]                 [*]
Canada Orig. Dedicated Toll Free                  [*]                 [*]


MONTHLY RECURRING TOLL FREE CHARGES:

Customer's Monthly Recurring Switched Toll Free service charge will be [*] per Switched Toll Free account per month.

Customer's Toll Free numbers (Switched Toll Free, Dedicated Toll Free) requiring Toll Free Toll-free Directory Assistance Listings will be charged an additional Monthly Recurring Charge of [*] per month per Toll Free number requiring such listing.

B.13.2. Minimum Average Call Duration: Minimum Average Time Requirement (MATR) shall not apply unless specifically set forth below:


Service Type                                     MATR          MATR Surcharge
------------                                 -----------       ---------------
Dedicated Inbound (Toll Free)                [*]               [*]


13.3.  MAXIMUM NONCOMPLETE CALL PERCENTAGE.

                                                       Maximum
                                                     Noncomplete
Dedicated Toll Free, and Switched Toll Free         Toll Free Call      Per Call
       Usage Type (Rate Element)                      Percentage        Surcharge
-------------------------------------------         --------------      ---------
Intrastate/Interstate                                    [*]              [*]
International/Canadian                                   [*]              [*]

LEC CAP SURCHARGE:

BSLD will assess a per minute surcharge in the amount of [*] on the total number of minutes originating from Non-Bell territories in excess of the following threshold:

                   ---------- Total Customer MOU ----------

              Minimum Percent Bell           Maximum Percent Non-Bell
                 Originating MOU                 Originating MOU
                      [*]                             [*]


6. The following paragraphs are hereby added to Exhibit 5 to the Agreement, PRICING, and are fully incorporated by this reference:

--------------------
[*] Information redacted pursuant to a confidential treatment request throughout this exhibit.

                          BSLD Proprietary Information
                                   RESTRICTED

                         BELLSOUTH LONG DISTANCE, INC.
                  AMENDMENT NO. 2 TO MASTER CARRIER AGREEMENT



* For Toll Free applications add [*] per call for Data Base Query charge.

                                                Peak     Off Peak
                                               -------   --------
  Canada Dedicated Toll Free per minute rate:  [*]       [*]

  Interstate payphone surcharge (pass through): [*] per call (amount subject to change by FCC ruling)

  Toll Free installation charges:
  Administration -  [*]
  T45 Access     -  [*]

  Installation Charges applied on pro-rated basis upon cancellation within the 1 year term

INTERSTATE AND INTRASTATE PER MINUTE CHARGES FOR DEDICATED INBOUND (TOLL FREE)
SERVICE:

                                       Interstate
                 ------------Total Toll Free Monthly Revenue Commitment------------
Originating      $0 (Base Rate)       $5,000          $10,000          $15,000
  State          Peak & Off Peak  Peak & Off Peak  Peak & Off Peak  Peak & Off Peak
-----------      ---------------  ---------------  ---------------  ---------------
 AK,HA,PR, USVI  [*]               [*]             [*]              [*]
 All Other       [*]               [*]             [*]              [*]


                                   Intrastate
                 ------------Total Toll Free Monthly Revenue Commitment------------
                  $0 (Base Rates)      $5,000          $10,000          $15,000
Originating      Peak & Off Peak  Peak & Off Peak  Peak & Off Peak  Peak & Off Peak
  State            Intrastate       Intrastate       Intrastate       Intrastate
-----------      ---------------  ---------------  ---------------  ---------------
   AK            [*]              [*]              [*]              [*]
   AL            [*]              [*]              [*]              [*]
   AR            [*]              [*]              [*]              [*]
   AZ            [*]              [*]              [*]              [*]
   CA            [*]              [*]              [*]              [*]
   CO            [*]              [*]              [*]              [*]
   CT            [*]              [*]              [*]              [*]
   DC            [*]              [*]              [*]              [*]
   DE            [*]              [*]              [*]              [*]
   FL            [*]              [*]              [*]              [*]
   GA            [*]              [*]              [*]              [*]
   HI            [*]              [*]              [*]              [*]
   IA            [*]              [*]              [*]              [*]
   ID            [*]              [*]              [*]              [*]
   IL            [*]              [*]              [*]              [*]
   IN            [*]              [*]              [*]              [*]
   KS            [*]              [*]              [*]              [*]
   KY            [*]              [*]              [*]              [*]
   LA            [*]              [*]              [*]              [*]
   MA            [*]              [*]              [*]              [*]
   MD            [*]              [*]              [*]              [*]
   ME            [*]              [*]              [*]              [*]
   MI            [*]              [*]              [*]              [*]
   MN            [*]              [*]              [*]              [*]
   MO            [*]              [*]              [*]              [*]
   MS            [*]              [*]              [*]              [*]
   MT            [*]              [*]              [*]              [*]
   NC            [*]              [*]              [*]              [*]
   ND            [*]              [*]              [*]              [*]
   NE            [*]              [*]              [*]              [*]
   NH            [*]              [*]              [*]              [*]
   NJ            [*]              [*]              [*]              [*]
   NM            [*]              [*]              [*]              [*]

--------------------
[*] Information redacted pursuant to a confidential treatment request throughout this exhibit.

                          BSLD Proprietary Information
                                   RESTRICTED

                         BELLSOUTH LONG DISTANCE, INC.
                   AMENDMENT NO. 2 TO MASTER CARRIER AGREEMENT


     NV        [*]            [*]            [*]            [*]
     NY        [*]            [*]            [*]            [*]
     OH        [*]            [*]            [*]            [*]
     OK        [*]            [*]            [*]            [*]
     OR        [*]            [*]            [*]            [*]
     PA        [*]            [*]            [*]            [*]
     RI        [*]            [*]            [*]            [*]
     SC        [*]            [*]            [*]            [*]
     SD        [*]            [*]            [*]            [*]
     TN        [*]            [*]            [*]            [*]
     TX        [*]            [*]            [*]            [*]
     UT        [*]            [*]            [*]            [*]
     VA        [*]            [*]            [*]            [*]
     VI        [*]            [*]            [*]            [*]
     VT        [*]            [*]            [*]            [*]
     WA        [*]            [*]            [*]            [*]
     WV        [*]            [*]            [*]            [*]
     WY        [*]            [*]            [*]            [*]

In all other respects, the Agreement shall remain unchanged and in full force and effect.

This Amendment shall be effective on 2/17/98.

The parties hereto acknowledge that they have read this Amendment, understand it, and agree to be bound by its terms and conditions. They further agree that the Master Carrier Amendment together with Amendment No. 1 and this Amendment No. 2 constitute the entire agreement between the parties hereto with respect to the subject matter hereof.

IN WITNESS WHEREOF, the Parties hereto have executed this Amendment by their duly authorized representatives in duplicate, each of which shall constitute an original, on the effective date specified above.


     BellSouth Long Distance, Inc.           Shared Communications Services Inc.

     By: /s/ DAVE ABRAHAMSON                 By: /s/ JEFF RAINES
         ------------------------                ------------------------------

     Name: Dave Abrahamson                   Name: Jeff Raines

     Title: Vice President, Marketing        Title: President

     Address: 32 Perimeter Center East       Address: P.O. Box 12039
     Atlanta, GA 30346                       Salem, OR 92309

     Date: 2-24-98                           Date: 2-18-98

--------------------
[*] Information redacted pursuant to a confidential treatment request throughout this exhibit.


                          BSLD Proprietary Information
                                   RESTRICTED

                     AMENDMENT TO MASTER CARRIER AGREEMENT
                                AMENDMENT NO. 1

The following is Amendment No. 1 to the Merger Carrier Agreement effective March 11th, 1998 ("Agreement") between BellSouth Long Distance, Inc. ("BSLD") and Shared Communications Services, Inc., ("Customer"). The Parties further agree that all terms and conditions of the Master Carrier Agreement shall remain unchanged, except as amended herein, and that this Amendment is incorporated into the Master Carrier Agreement.

NOW THEREFORE, BSLD and CUSTOMER agree to amend the Master Carrier Agreement as follows:

1. Replace Exhibit 5 - PRICING of the Master Carrier Agreement with the attached pricing for domestic interstate, intrastate and international dedicated outbound services.

3. Except as expressly amended herein, the Master Carrier Agreement shall remain in full force and effect.

4. The parties hereto acknowledge that they have read this Amendment, understand it, and agree to be bound by its terms and conditions. They further agree that the Agreement together with this Amendment No. 1 constitute the entire Agreement between the parties hereto with respect to the subject matter hereof.

5. This Amendment will be void and will not become part of the Agreement if both parties do not execute it by July 31st, 1998.

IN WITNESS WHEREOF, the Parties hereto have executed this Amendment on the dates indicated below.

BellSouth Long Distance, Inc.                  Shared Communications
                                               Services, Inc.

By:                                            By: /s/ JEFF RAINES
    --------------------------                     -----------------------------
Name:                                          Name: Jeff Raines
      ------------------------                       ---------------------------
Title:                                         Title: PRESIDENT
       -----------------------                        --------------------------
Date:                                          Date:  7-30-98
      ------------------------                        --------------------------


Address: 32 Perimeter Center East, Suite A      1095 25th St. S.E.
Atlanta, Georgia 30346                          Salem, Oregon 97302



                            PROPRIETARY/CONFIDENTIAL

                         BELLSOUTH LONG DISTANCE, INC.
                AMENDMENT NO. 1 TO THE MASTER CARRIER AGREEMENT


The following is Amendment No. 1 to the Master Carrier Agreement ("Agreement") between BellSouth Long Distance, Inc. ("BSLD") and Shared Communications Services, Inc. ("SCS"). The Agreement is hereby amended as follows:

The attached Exhibit 6, SWITCH PORT LICENSE AGREEMENT, including all attachments thereto, effective Sept. 15, 1997, is hereby added to the Agreement and fully incorporated therein by this reference.

This Amendment shall be effective on 2/17/98, 1998.

The parties hereto acknowledge that they have read this Amendment, understand it, and agree to be bound by its terms and conditions. They further agree that The Master Carrier Amendment together with this Amendments No. 1 & 2 constitute the entire agreement between the parties hereto with respect to the subject matter hereof.

IN WITNESS WHEREOF, the parties have executed this Amendment by their duly authorized representatives in one or more counterparts, each of which shall constitute an original, on the effective date specified above.


BellSouth Long Distance, Inc.             Shared Communications Services, Inc.


By: /s/ DAVID ABRAHAMSON                  By: /s/ JEFF RAINES
   ----------------------------------        ----------------------------------

David Abrahamson                          Jeff Raines
-------------------------------------     -------------------------------------
Printed or Typed Name                     Printed or Typed Name

Senior Vice President - Marketing         President
-------------------------------------     -------------------------------------
Title                                     Title

2-24-98                                   2-18-98
-------------------------------------     -------------------------------------
Date                                      Date


                            Bell South Long Distance
                          BSLD Proprietary Information
                                   RESTRICTED

                     AMENDMENT TO MASTER CARRIER AGREEMENT
                                AMENDMENT NO. 1


The following is Amendment No. 1 to the Master Carrier Agreement effective Sept. 15, 1997 ("Agreement") between BellSouth Long Distance, Inc. ("BSLD") and Shared Communication Services, Inc. ("CUSTOMER"). The Parties further agree that all terms and conditions of the Master Carrier Agreement shall remain unchanged, except as amended herein, and that this Amendment is incorporated into the Master Carrier Agreement.

NOW THEREFORE, BSLD and CUSTOMER agree to amend the Master Carrier Agreement as follows:

1. The Parties hereby agree that the following Listed City Pairs and specified ICX Monthly Recurring Charges for DS3 service ordered for a twelve
(12) month term will be added to the Master Carrier Agreement.

                                     Additional City Pairs
                                     ---------------------
POP City Pair Locations              Quantity        Miles       IXC Monthly Recurring Charge
-----------------------              --------        -----       ----------------------------
Portland, OR to San Francisco, CA      [*]            540                     [*]

1.25(a)     Amount of deposits required: NONE

1.25(b) Customer shall be required to make prepayments for services purchased pursuant to this Agreement in the amount of [*] immediately upon execution of this Agreement.

2. The effective date of this Amendment is after execution by BSLD, provided CUSTOMER executes and returns to BSLD within 30 days, BSLD has the option to declare the Amendment null and void.

3. Except as expressly amended herein, the Master Carrier Agreement shall remain in full force and effect.

4. The parties hereto acknowledge that they have read this Amendment, understand it, and agree to be bound by its terms and conditions. They further agree that the Agreement, together with this Amendment No. 1 constitute the entire Agreement between the parties hereto with respect to the subject matter hereof.

5. BSLD reserves the right to request additional security for any circuits ordered under this Amendment.

IN WITNESS WHEREOF, the Parties hereto have executed this Amendment on the dates indicated below.

BellSouth Long Distance, Inc.             Shared Communications Services, Inc.

By: /s/ DAVE ABRAHAMSON                   By: /s/ JEFF RAINES
   ---------------------------------         ---------------------------------

Name: Dave Abrahamson                     Name: Jeff Raines
     -------------------------------           -------------------------------

Title: Vice President, Marketing          Title: President

Address: 32 Perimeter Center East         Address: P.O. Box 12039
         Atlanta, GA 30346                        ----------------------------

                                          SALEM, OREGON 97309
                                          ------------------------------------

Date: 12-24-97                            Date: 12-15-97
     -------------------------------           -------------------------------


                   BSLD PROPRIETARY INFORMATION - RESTRICTED

--------------------
[*] Information redacted pursuant to a confidential treatment request throughout this exhibit.

                    AMENDMENT 1 TO MASTER CARRIER AGREEMENT
                              Exhibit 5 - PRICING
        Interstate and Intrastate Charges for Dedicated Outbound Service


                                                         Per minute Rates
State   Group                Vendor Name              Interstate   Intrastate
-----   -----                -----------              ----------   ----------
 AK       1                 GTE ALASKA INC              [*]         [*]
 AK       2                ALL OTHER LEC's              [*]         [*]
--------------------------------------------------------------------------------
 AL       1               SOUTH CENTRAL BELL            [*]         [*]
 AL       2               GTE SOUTH INC - AL            [*]         [*]
 AL       3                ALL OTHER LEC's              [*]         [*]
--------------------------------------------------------------------------------
 AR       1               SOUTHWESTERN BELL             [*]         [*]
 AR       2              GTE MIDWEST, INC. IA           [*]         [*]
 AR       3               ALLTEL ARKANSAS INC           [*]         [*]
 AR       4               CENTURY TEL OF AK             [*]         [*]
 AR       5                ALL OTHER LEC's              [*]         [*]
--------------------------------------------------------------------------------
 AZ       1                US WEST MTN BELL             [*]         [*]
 AZ       2              CITIZENS TELECOM AZ            [*]         [*]
 AZ       3                ALL OTHER LEC's              [*]         [*]
--------------------------------------------------------------------------------
 CA       1                  PACIFIC BELL               [*]         [*]
 CA       2                  GTE CO OF CA               [*]         [*]
 CA       3                ALL OTHER LEC's              [*]         [*]
--------------------------------------------------------------------------------
 CO       1                US WEST MTN BELL             [*]         [*]
 CO       2                ALL OTHER LEC's              [*]         [*]
--------------------------------------------------------------------------------
 CT       1               SO NEW ENGLAND TEL            [*]         [*]
 CT       2                 NYNEX NEW YORK              [*]         [*]
 CT       3                ALL OTHER LEC's              [*]         [*]
--------------------------------------------------------------------------------
 DC       1              BELL ATLANTIC DC INC           [*]         [*]
 DC       2                ALL OTHER LEC's              [*]         [*]
--------------------------------------------------------------------------------
 DE       1              BELL ATLANTIC DE INC           [*]         [*]
 DE       2                ALL OTHER LEC's              [*]         [*]
--------------------------------------------------------------------------------
 FL       1              SOUTHERN BELL TEL CO           [*]         [*]
 FL       2              SPRINT UNITED TEL FL           [*]         [*]
 FL       3                GTE FLORIDA INC              [*]         [*]
 FL       4                ALL OTHER LEC's              [*]         [*]
--------------------------------------------------------------------------------
 GA       1               SOUTH CENTRAL BELL            [*]         [*]
 GA       2                 ALLTEL GA INC               [*]         [*]
 GA       3                ALL OTHER LEC's              [*]         [*]
--------------------------------------------------------------------------------
 GU       1               GUAM TEL AUTHORITY            [*]         [*]
--------------------------------------------------------------------------------
 HI       1               GTE HAWAIIAN TELCO            [*]         [*]
 HI       2                ALL OTHER LEC's              [*]         [*]
--------------------------------------------------------------------------------
 IA       1                US WEST NW BELL              [*]         [*]
 IA       2               GTE NORTH INC - IA            [*]         [*]
 IA       3                ALL OTHER LEC's              [*]         [*]
--------------------------------------------------------------------------------
 ID       1                US WEST MTN BELL             [*]         [*]
 ID       2            GTE NORTHWEST INC-ID             [*]         [*]
 ID       3              CITIZENS TELECOM ID            [*]         [*]
 ID       4               CENTURY TEL OF ID             [*]         [*]
 ID       5                ALL OTHER LEC's              [*]         [*]
--------------------------------------------------------------------------------
 IL       1               AMERITECH ILLINOIS            [*]         [*]
 IL       2                SPRINT CENTER IL             [*]         [*]
 IL       3                   GTE OF IL                 [*]         [*]
 IL       4              TELEPORT COMM GROUP            [*]         [*]
 IL       5                ALL OTHER LEC's              [*]         [*]
--------------------------------------------------------------------------------
 IN       1               AMERITECH INDIANA             [*]         [*]


                          BSLD Proprietary Information
                                   RESTRICTED

-----------------------
[*] Information redacted pursuant to a confidential treatment request throughout this exhibit.

                    AMENDMENT 1 TO MASTER CARRIER AGREEMENT
                              Exhibit 5 - PRICING
        Interstate and Intrastate Charges for Dedicated Outbound Service

                                                                Per minute rates
                                                        ---------------------------------
State   Group                Vendor Name                Interstate             Intrastate
-----   -----                -----------                ----------             ----------
 IN       2              UNITED TEL CO OF IN             [*]                    [*]
 IN       3                  GTE OF IN                   [*]                    [*]
 IN       4               ALL OTHER LEC'S                [*]                    [*]
-----------------------------------------------------------------------------------------
 KS       1              SOUTHWESTERN BELL               [*]                    [*]
 KS       2              UNITED TELCO OF KS              [*]                    [*]
 KS       3               ALL OTHER LEC'S                [*]                    [*]
-----------------------------------------------------------------------------------------
 KY       1              SOUTH CENTRAL BELL              [*]                    [*]
 KY       2               CINCINNATI BELL                [*]                    [*]
 KY       3               ALL OTHER LEC'S                [*]                    [*]
-----------------------------------------------------------------------------------------
 LA       1              SOUTH CENTRAL BELL              [*]                    [*]
 LA       2               CENTURY TEL LA                 [*]                    [*]
 LA       3               ALL OTHER LEC'S                [*]                    [*]
-----------------------------------------------------------------------------------------
 MA       1              NYNEX NEW ENGLAND               [*]                    [*]
 MA       2             GRANBY TEL & TEL CO              [*]                    [*]
 MA       3               RICHMOND TEL CO                [*]                    [*]
 MA       4             MFS INTELENET - MA               [*]                    [*]
 MA       5               ALL OTHER LEC'S                [*]                    [*]
-----------------------------------------------------------------------------------------
 MD       1             BELL ATLANTIC MD INC             [*]                    [*]
 MD       2              MFS INTELENET - MD              [*]                    [*]
 MD       3               ALL OTHER LEC'S                [*]                    [*]
-----------------------------------------------------------------------------------------
 ME       1              NYNEX NEW ENGLAND               [*]                    [*]
 ME       2               ALL OTHER LEC'S                [*]                    [*]
-----------------------------------------------------------------------------------------
 MI       1             AMERITECH MICHIGAN               [*]                    [*]
 MI       2                 GTE OF MI                    [*]                    [*]
 MI       3             CENTURY TEL MIDWEST              [*]                    [*]
 ME       4               ALL OTHER LEC'S                [*]                    [*]
-----------------------------------------------------------------------------------------
 MN       1               US WEST NW BELL                [*]                    [*]
 MN       2             UNITED TEL CO OF MN              [*]                    [*]
 MN       3             GTE NORTH INC - MN               [*]                    [*]
 MN       4              ALL OTHER LEC'S                 [*]                    [*]
-----------------------------------------------------------------------------------------
 MO       1              SOUTHWESTERN BELL               [*]                    [*]
 MO       2              GTE NORTH INC - MO              [*]                    [*]
 MO       3              ALLTEL MISSOURI INC             [*]                    [*]
 MO       4               ALL OTHER LEC'S                [*]                    [*]
-----------------------------------------------------------------------------------------
 MS       1              SOUTH CENTRAL BELL              [*]                    [*]
 MS       2             CENTURY TEL OF NO MS             [*]                    [*]
 MS       3               ALL OTHER LEC'S                [*]                    [*]
-----------------------------------------------------------------------------------------
 MT       1              US WEST MTN BELL                [*]                    [*]
 MT       2             CITIZENS TELECOM MT              [*]                    [*]
 MT       3               ALL OTHER LEC'S                [*]                    [*]
-----------------------------------------------------------------------------------------
 NC       1             SOUTH CENTRAL BELL               [*]                    [*]
 NC       2             SPRINT MID ATLANTIC              [*]                    [*]
 NC       3             GTE SOUTH INC - NC               [*]                    [*]
 NC       4             ALLTEL CAROLINA INC              [*]                    [*]
 NC       5              ALL OTHER LEC'S                 [*]                    [*]
-----------------------------------------------------------------------------------------
 ND       1              US WEST MTN BELL                [*]                    [*]
 ND       2              ALL OTHER LEC'S                 [*]                    [*]
-----------------------------------------------------------------------------------------
 NE       1              US WEST MTN BELL                [*]                    [*]
 NE       2              UNITED TELCO WEST               [*]                    [*]

                          BSLD Proprietary Information
                                   RESTRICTED


-----------------------
[*] Information redacted pursuant to a confidential treatment request throughout this exhibit.

                    AMENDMENT 1 TO MASTER CARRIER AGREEMENT
                              Exhibit 5 - PRICING
        Interstate and Intrastate Charges for Dedicated Outbound Service



                                                       Per minute Rates
State   Group                  Vendor Name          Interstate   Intrastate
-----   -----                  -----------          ----------   ----------
   NE       3               GTE NORTH INC - NE       [*]         [*]
   NE       4                ALL OTHER LEC's         [*]         [*]
------------------------------------------------------------------------------
   NH       1               NYNEX NEW ENGLAND        [*]         [*]
   NH       2                ALL OTHER LEC's         [*]         [*]
------------------------------------------------------------------------------
   NJ       1             BELL ATLANTIC NJ INC       [*]         [*]
   NJ       2                ALL OTHER LEC's         [*]         [*]
------------------------------------------------------------------------------
   NM       1                US WEST MTN BELL        [*]         [*]
   NM       2               GTE SOUTHWEST - NM       [*]         [*]
   NM       3                ALL OTHER LEC's         [*]         [*]
------------------------------------------------------------------------------
   NV       1                    NEVADA BELL         [*]         [*]
   NV       2               CONTEL CA DBA GTE CA     [*]         [*]
   NV       3                  ALL OTHER LEC's       [*]         [*]
------------------------------------------------------------------------------
   NY       1                NYNEX NEW YORK          [*]         [*]
   NY       2              TELEPORT COMM GROUP       [*]         [*]
   NY       3               ROCHESTER TEL CORP       [*]         [*]
   NY       4               CITIZEN'S TELECOM NY     [*]         [*]
   NY       5                 ALL OTHER LEC's        [*]         [*]
------------------------------------------------------------------------------
   OH       1                AMERITECH OHIO          [*]         [*]
   OH       2             UNITED TELCO OF OHIO       [*]         [*]
   OH       3             GTE NORTH INC - OH         [*]         [*]
   OH       4                CINCINNATI BELL         [*]         [*]
   OH       5                ALLTEL OH, INC.         [*]         [*]
   OH       6             CENTURY TEL OF OHIO        [*]         [*]
   OH       7                ALL OTHER LEC's         [*]         [*]
------------------------------------------------------------------------------
   OK       1              SOUTHWESTERN BELL         [*]         [*]
   OK       2              GTE SOUTHWEST - OK        [*]         [*]
   OK       3             ALLTEL OKLAHOMA INC        [*]         [*]
   OK       4                ALL OTHER LEC's         [*]         [*]
------------------------------------------------------------------------------
   OR       1              US WEST PNW BELL          [*]         [*]
   OR       2             UNITED TEL CO OF NW        [*]         [*]
   OR       3            GTE NORTHWEST INC-OR        [*]         [*]
   OR       4               ALL OTHER LEC's          [*]         [*]
------------------------------------------------------------------------------
   PA       1             BELL ATLANTIC PA INC       [*]         [*]
   PA       2              UNITED TEL CO OF PA       [*]         [*]
   PA       3                 GTE OF PA INC          [*]         [*]
   PA       4               ALLTEL PENNA INC         [*]         [*]
   PA       5                ALL OTHER LEC's         [*]         [*]
------------------------------------------------------------------------------
   PR       1                 ALL OTHER LEC's        [*]         [*]
------------------------------------------------------------------------------
   RI       1               NYNEX NEW ENGLAND        [*]         [*]
   RI       2                 ALL OTHER LEC's        [*]         [*]
------------------------------------------------------------------------------
 SAIPAN     1               MICRONESIA TELECOMM      [*]         [*]
------------------------------------------------------------------------------
   SC       1               SOUTHERN BELL TEL CO     [*]         [*]
   SC       2                UNITED TEL CO CAROL     [*]         [*]
   SC       3                GTE SOUTH, INC. - SC    [*]         [*]
   SC       4               ALLTEL SO CAROLINA       [*]         [*]
   SC       5                  ALL OTHER LEC's       [*]         [*]
------------------------------------------------------------------------------
   SD       1                  US WEST NW BELL       [*]         [*]
   SD       2                  ALL OTHER LEC's       [*]         [*]
------------------------------------------------------------------------------
   TN       1                 SOUTH CENTRAL BELL     [*]         [*]



                          BSLD Proprietary Information
                                   RESTRICTED


--------------------
[*] Information redacted pursuant to a confidential treatment request throughout this exhibit.

                    AMENDMENT 1 TO MASTER CARRIER AGREEMENT
                              Exhibit 5 - PRICING
        Interstate and Intrastate Charges for Dedicated Outbound Service


                                                         Per minute Rates
State   Group                Vendor Name              Interstate   Intrastate
-----   -----                -----------              ----------   ----------
 TN       2               UNITED TEL CO INC               [*]          [*]
 TN       3              CITIZENS TELECOM TN              [*]          [*]
 TN       4                ALL OTHER LEC's                [*]          [*]
--------------------------------------------------------------------------------
 TX       1               SOUTHWESTERN BELL               [*]          [*]
 TX       2              UNITED TEL CO OF TX              [*]          [*]
 TX       3              GTE SOUTHWEST - TX               [*]          [*]
 TX       4                ALL OTHER LEC's                [*]          [*]
--------------------------------------------------------------------------------
 UT       1               US WEST MTN BELL                [*]          [*]
 UT       2              CITIZENS TELECOM UT              [*]          [*]
 UT       5                ALL OTHER LEC's                [*]          [*]
--------------------------------------------------------------------------------
 VA       1              BELL ATLANTIC VA INC             [*]          [*]
 VA       2              UNITED INTER-MTN TEL             [*]          [*]
 VA       3              GTE SOUTH, INC. - VA             [*]          [*]
 VA       3                ALL OTHER LEC's                [*]          [*]
--------------------------------------------------------------------------------
 VI       1                ALL OTHER LEC's                [*]          [*]
--------------------------------------------------------------------------------
 VT       1                NYNEX NEW ENGLAND              [*]          [*]
 VT       2                HYPERION TELECOM VT            [*]          [*]
 VT       3                ALL OTHER LEC's                [*]          [*]
--------------------------------------------------------------------------------
 WA       1                US WEST PNW BELL               [*]          [*]
 WA       2               UNITED TEL CO OF NW             [*]          [*]
 WA       3               GTE NORTHWEST INC - WA          [*]          [*]
 WA       4                ALL OTHER LEC's                [*]          [*]
--------------------------------------------------------------------------------
 WI       1               AMERITECH WISCONSIN             [*]          [*]
 WI       2                   GTE OF WI                   [*]          [*]
 WI       3               CENTURY TEL OF WI I             [*]          [*]
 WI       4                ALL OTHER LEC's                [*]          [*]
--------------------------------------------------------------------------------
 WV       1             BELL ATLANTIC WV INC              [*]          [*]
 WV       2             CITIZENS TELECOM WV               [*]          [*]
 WV       3                ALL OTHER LEC's                [*]          [*]
--------------------------------------------------------------------------------
 WY       1                US WEST MTN BELL               [*]          [*]
 WY       2                UNITED TELCO WEST              [*]          [*]
 WY       3                 ALL OTHER LEC's               [*]          [*]



                          BSLD Proprietary Information
                                   RESTRICTED


--------------------
[*] Information redacted pursuant to a confidential treatment request throughout this exhibit.

                              Exhibit 5 - PRICING

                    International Dedicated Outbound Charges

                        (Via BSLD leased port location)


                         Flat Rate
COUNTRY                  Per Minute
-----------------        ----------
AFGHANISTAN               [*]
ALBANIA                   [*]
ALGERIA                   [*]
AM SAMOA                  [*]
ANDORRA                   [*]
ANGOLA                    [*]
ANGUILLA                  [*]
ANTARCTICA (Casey)        [*]
ANTARCTICA (Scott)        [*]
ANTIGUA                   [*]
ARGENTINA                 [*]
ARMENIA                   [*]
ARUBA                     [*]
ASCENSION ISLD            [*]
AUSTRALIA                 [*]
AUSTRIA                   [*]
AZERBAIJAN                [*]
BAHAMAS                   [*]
BAHRAIN                   [*]
BANGLADESH                [*]
BARBADOS                  [*]
BELARUS                   [*]
BELGIUM                   [*]
BELIZE                    [*]
BENIN                     [*]
BERMUDA                   [*]
BHUTAN                    [*]
BOLIVIA                   [*]
BOSNIA/HERZEGOVINA        [*]
BOTSWANA                  [*]
B. VIRGIN ISLAND          [*]
BRAZIL                    [*]
BRUNEI                    [*]
BULGARIA                  [*]
BURKINA FASSO             [*]
BURMA (MYANMAR)           [*]
BURUNDI                   [*]
CAMBODIA                  [*]
CAMEROON                  [*]
CANADA                    [*]
CAPE VERDE ISLAND         [*]
CAYMAN ISLANDS            [*]
CENTRAL AFRICAN REP       [*]
CHAD                      [*]
CHILE                     [*]
CHINA                     [*]
CHRISTMAS COCOS ISLDS     [*]
COLOMBIA                  [*]
COMOROS, FED              [*]
CONGO REP                 [*]
COOK ISLANDS              [*]
COSTA RICA                [*]
CROATIA, REPUB OF         [*]
CUBA                      [*]
CYPRUS                    [*]
CZECH REPUBLIC            [*]
DENMARK                   [*]
DIEGO GARCIA              [*]
DJIBOUTI                  [*]
DOMINICA                  [*]
DOMINICAN REPUBLIC        [*]


                          BSLD Proprietary Information
                                   RESTRICTED


--------------------
[*] Information redacted pursuant to a confidential treatment request throughout this exhibit.

                              Exhibit 5 - PRICING
                    International Dedicated Outbound Charges
                        (Via BSLD leased port location)

                                   Flat Rate
COUNTRY                            Per Minute
-------                            ----------
ECUADOR                              [*]
EGYPT                                [*]
EL SALVADOR                          [*]
EQUATORIAL GUINEA                    [*]
ERITREA                              [*]
ESTONIA                              [*]
ETHIOPIA                             [*]
FAEROE ISLDS                         [*]
FALKAND ISLD                         [*]
FIJI                                 [*]
FINLAND                              [*]
FRANCE                               [*]
FRENCH ANTILLES                      [*]
FRENCH GUIANA                        [*]
FRENCH POLYNESIA                     [*]
GABON                                [*]
GAMBIA                               [*]
GEORGIA                              [*]
GERMANY                              [*]
GHANA                                [*]
GIBRALTAR                            [*]
GREECE                               [*]
GREENLAND                            [*]
GRENADA                              [*]
GUANTANAMO BAY                       [*]
GUATEMALA                            [*]
GUINEA BISSAU                        [*]
GUINEA PEOPLES REPUBLIC              [*]
GUYANA                               [*]
HAITI                                [*]
HONDURAS                             [*]
HONG KONG                            [*]
HUNGARY                              [*]
ICELAND                              [*]
INDIA                                [*]
INDONESIA                            [*]
IRAN                                 [*]
IRAQ                                 [*]
IRELAND                              [*]
ISRAEL                               [*]
ITALY                                [*]
IVORY COAST                          [*]
JAMAICA                              [*]
JAPAN                                [*]
JORDAN                               [*]
KAZAKHSTAN                           [*]
KENYA                                [*]
KIRIBATI                             [*]
KOREA (SOUTH)                        [*]
KUWAIT                               [*]
KYRGYZSTAN                           [*]
LAOS                                 [*]
LATVIA                               [*]
LEBANON                              [*]
LESOTHO                              [*]
LIBERIA                              [*]
LIBYA APSJ                           [*]
LIECHTENSTEIN                        [*]
LITHUANIA                            [*]
LUXEMBOURG                           [*]
MACAO                                [*]

                          BSLD Proprietary Information
                                   RESTRICTED

                              Exhibit 5 - PRICING
                    International Dedicated Outbound Charges
                        (Via BSLD leased port location)

                                              Flat Rate
                COUNTRY                       Per Minute
                -------                       ----------
                MACEDONIA                         [*]
                MADAGASCAR                        [*]
                MALAWI                            [*]
                MALAYSIA                          [*]
                MALDIVES REP                      [*]
                MALI REP                          [*]
                MALTA REP                         [*]
                MARSHALL ISLDS                    [*]
                MAURITANIA                        [*]
                MAURITIUS                         [*]
                MAYOTTE ISLD.                     [*]
                MEXICO BAND 1 - Std.              [*]
                MEXICO BAND 2 - Std.              [*]
                MEXICO BAND 3 - Std.              [*]
                MEXICO BAND 4 - Std.              [*]
                MEXICO BAND 5 - Std.              [*]
                MEXICO BAND 6 - Std.              [*]
                MEXICO BAND 7 - Std.              [*]
                MEXICO BAND 8 - Std.              [*]
                MEXICO BAND 1 - Econ.             [*]
                MEXICO BAND 2 - Econ.             [*]
                MEXICO BAND 3 - Econ.             [*]
                MEXICO BAND 4 - Econ.             [*]
                MEXICO BAND 5 - Econ.             [*]
                MEXICO BAND 6 - Econ.             [*]
                MEXICO BAND 7 - Econ.             [*]
                MEXICO BAND 8 - Econ.             [*]
                MICRONESIA                        [*]
                MOLDOVA                           [*]
                MONACO                            [*]
                MONGOLIA                          [*]
                MONTSERRAT                        [*]
                MOROCCO                           [*]
                MOZAMBIQUE                        [*]
                NAMIBIA                           [*]
                NAURU                             [*]
                NEPAL                             [*]
                NETHERLANDS                       [*]
                NETHERLANDS ANTIL                 [*]
                NEW CALEDONIA                     [*]
                NEW ZEALAND                       [*]
                NICARAGUA                         [*]
                NIGER REPUBLIC                    [*]
                NIGERIA                           [*]
                NIUE                              [*]
                NORFOLK ISLD.                     [*]
                NORWAY                            [*]
                OMAN                              [*]
                PAKISTAN                          [*]
                PALAU, REP.                       [*]
                PANAMA                            [*]
                PAPUA N. GUINEA                   [*]
                PARAGUAY                          [*]
                PERU                              [*]
                PHILIPPINES                       [*]
                POLAND                            [*]
                PORTUGAL                          [*]
                QATAR                             [*]
                REUNION ISLAND                    [*]
                ROMANIA                           [*]
                RUSSIA                            [*]

                          BSLD Proprietary Information
                                   RESTRICTED

                              Exhibit 5 - PRICING
                    International Dedicated Outbound Charges
                        (Via BSLD leased port location)

                         Flat Rate
COUNTRY                  Per Minute
-----------------        ----------
RWANDA                   [*]
SAN MARINO               [*]
SAO TOME                 [*]
SAUDI ARABIA             [*]
SENEGAL                  [*]
SERBIA/YUGOSLAV.         [*]
SEYCHELLES ISLDS.        [*]
SIERRE LEONE             [*]
SINGAPORE                [*]
SLOVAKIA                 [*]
SLOVENIA                 [*]
SOLOMON ISLDS.           [*]
SOMALIA                  [*]
SOUTH AFRICA             [*]
SPAIN                    [*]
SRI LANKA                [*]
ST. HELEN                [*]
ST. PIERRE               [*]
ST. KITTS                [*]
ST. LUCIA                [*]
ST. VINCENT              [*]
SUDAN                    [*]
SURINAME                 [*]
SWAZILAND                [*]
SWEDEN                   [*]
SWITZERLAND              [*]
SYRIAN ARABREP           [*]
TAIWAN                   [*]
TAJIKISTAN               [*]
TANZANIA                 [*]
THAILAND                 [*]
TOGO                     [*]
TONGA                    [*]
TRINIDAD & TOBAGO        [*]
TUNISIA                  [*]
TURKEY                   [*]
TURKMENISTAN             [*]
TURKS CAICOS             [*]
TUVALU                   [*]
UGANDA                   [*]
UKRAINE                  [*]
UNITED A.E.              [*]
UNITED KINGDOM           [*]
URUGUAY                  [*]
UZBEKISTAN               [*]
VANUATU REP              [*]
VATICAN CITY             [*]
VENEZUELA                [*]
VIETNAM                  [*]
WALLIS & FORNTUNA ISLD.  [*]
WESTERN SAMOA            [*]
YEMEN REP.               [*]
ZAIRE REP.               [*]
ZAMBIA                   [*]
ZIMBABWE                 [*]

Canadian Toll-Free Origination:

 Peak          Off Peak
------         --------
[*]            [*]

--------------------
[*] Information redacted pursuant to a confidential treatment request throughout this exhibit.

                          BSLD Proprietary Information
                                   RESTRICTED

                             [BELLSOUTH LETTERHEAD]

June 12, 1998






Lance Stapleton
Shared Communications Services, Inc.
3723 Airview Industrial Dr. SE
Salem, OR 97302

Dear Lance:

This correspondence confirms the start dates of the agreement between BellSouth Long Distance and Shared Communications Services. The term of the Agreement at specified in Paragraph 4 and Exhibit 3 Section A.4. shall be 12 months commencing July 1, 1998. The Minimum Usage Commitment specified in Exhibit 3 Section A.13.1 shall be amended as follows:


                                       Minimum
Months                            Usage Commitment
------                            ----------------
[*]                                  [*]
[*]                                  [*]

Sincerely,


/s/ MARK DOBIE
--------------
Mark Dobie

cc:

                         BELLSOUTH LONG DISTANCE, INC.

                               CARRIER AGREEMENT


THIS CARRIER AGREEMENT ("Agreement") is made and entered into by and between Shared Communications Services, Inc. ("Customer") and BellSouth Long Distance, Inc., a corporation with offices at 32 Perimeter Center East, Atlanta, Georgia 30346 ("BSLD"), for the sale by BSLD and the purchase by Customer of various regulated and non-regulated telecommunications services as described in this Agreement and the Exhibits hereto upon the rates, terms and conditions set forth therein. BSLD and Customer are sometimes referred to as "parties" or individually as "a party."

1.   DEFINITIONS. Capitalized terms appearing in bold print are defined in
Exhibit 1.

2. SERVICES. Services provided hereunder are those described in Exhibit 2 and priced in Exhibit 5. Subject to its Correspondent Agreements and regulations by Federal and state authorities, BSLD shall provide the Services specified in
Exhibit 2 to this Agreement in accordance with standard BSLD practices and procedures for the operation of its network. Services may be provided to Customer through BSLD's purchase of underlying network capacity from one or more network providers. The terms and conditions of any agreement between BSLD and an underlying network provider, including the identity of the network provider, are confidential. In the event that BSLD provisions Services through an underlying network provider, BSLD, at its sole discretion, shall determine the network provider in which to provision such Services. All Services pursuant to this Agreement are offered subject to the availability of the service components required.

3.   CONFIDENTIALITY.

3.1 The terms, conditions, and rates contained in this Agreement and the Annexes hereto are confidential, and shall remain so. If it shall be determined by BSLD or Customer that legal requirements, including the Communications Act of 1934 (or any subsequent legislation) and the regulations promulgated thereunder require the filing of this Agreement with the Federal Communications Commission ("Commission"), or if the Commission (or a state regulatory entity with applicable jurisdiction) order the filing of this Agreement pursuant to authority granted by law or regulation the party charged with such filing shall file the Agreement with a request for confidential treatment. If such confidential treatment is denied or removed by the Commission or other governmental authority, BSLD if it is charged with such filing, shall make its best efforts to keep the identity of the Customer confidential unless required by law, regulation or the Commission to disclose such identity. Absent such a filing requirement, neither party shall disclose the terms or conditions of this Agreement to any third party, nor issue any public statements relating to this Agreement without the written consent of the other party, unless such disclosure or statement is reasonably believed by the party to be compelled by governmental authority. A disclosing party shall furnish reasonable prior notice to the other party before making the statement or disclosure unless prohibited by law from doing so.

3.2 Each party shall preserve CONFIDENTIAL INFORMATION received from the other party in confidence for the duration of this Agreement and for a period of three
(3) years subsequent to its termination, except that any CONFIDENTIAL INFORMATION that constitutes a trade secret shall be held in confidence in perpetuity. The receiving party shall restrict disclosure of such CONFIDENTIAL INFORMATION solely to its employees and employees of its affiliated companies with a need to know. During any pertinent period hereunder, each receiving party shall refrain from disclosing such CONFIDENTIAL INFORMATION to any third party, and shall take such other reasonable measures as are necessary for a prudent business person to protect its own CONFIDENTIAL INFORMATION.

3.3 Each party shall use CONFIDENTIAL INFORMATION received from the other party solely in furtherance of the matters contemplated by this Agreement and related to either party's performance of this Agreement.

3.4 This Agreement shall not restrict disclosure or use of CONFIDENTIAL INFORMATION that is:

- known to the receiving party without restriction when received, or thereafter developed independently by the receiving party; or

- obtained from a source other than the originating party through no breach of confidence by the receiving party; or

- in the public domain when received, or thereafter enters the public domain through no fault of the receiving party; or

-  disclosed by the originating party to a third party without restriction;

- lawfully in the possession of the receiving party at the time of receipt from the other party;

- disclosed in response to an order or request from a court, the FCC or other regulatory body; provided, however, that before making such disclosure, a party shall first give the other party reasonable notice and opportunity to object to the order or request and/or to obtain a protective order covering the CONFIDENTIAL INFORMATION to be disclosed; or

-  approved for release by written authorization of the disclosing party.

3.5 Either party may disclose CONFIDENTIAL INFORMATION to a person (other than a direct competitor of the other party) retained by either party to provide advice, consultation, analysis, legal counsel, or any other services in connection with this Agreement or the service provided hereunder

                          BSLD Proprietary Information
                                   RESTRICTED

                         BellSouth Long Distance, Inc.
                               Carrier Agreement

(hereinafter "Consultant") only after the party wishing to disclose CONFIDENTIAL INFORMATION provides to the other party a copy of a written agreement by such Consultant (i) to use such CONFIDENTIAL INFORMATION only for he purpose of providing such services to the disclosing party, and (ii) to be bound by the obligations of a receiving party under this Agreement with respect to such CONFIDENTIAL INFORMATION.

     BSLD may disclose the identity of Customer to the FCC without the prior consent of but with prior written notice to Customer provided that the FCC requires such disclosure.

3.7 Upon termination of this Agreement, each party shall cease use of CONFIDENTIAL INFORMATION received from the other party and shall use best efforts to destroy all such CONFIDENTIAL INFORMATION, including copies thereof, then in its possession or control, promptly furnishing the originating party with written certification of such destruction. Alternatively, at the request of the originating party, the receiving party shall use best efforts to return all such CONFIDENTIAL INFORMATION and copies to the originating party; provided that CONFIDENTIAL INFORMATION contained in BSLD databases and/or mechanized systems that cannot be reasonably isolated for destruction or return shall continue to be safeguarded by BSLD pursuant to the provisions of this Agreement. The rights and obligations of the parties under this Agreement shall survive any such return of CONFIDENTIAL INFORMATION.

3.8 Rights and obligations provided by this Section shall take precedence over specific legends or statements associated with information when received.

3.9 The parties agree that in the event of a breach or threatened breach of the terms of this Section, the non-breaching party shall be entitled to seek an injunction prohibiting or halting any such breach. Any such relief shall be in addition to and not in lieu of any appropriate relief in the way of money damages. The parties acknowledge that the CONFIDENTIAL INFORMATION is valuable and unique, and that disclosure in breach of this will result in irreparable injury to the originating party.

4. TERM. The TERM shall commence on the first day of the following month in which it is executed by BSLD. The TERM will continue after commencement for the period specified in EXHIBIT 3 unless terminated earlier in accordance with the terms and conditions of this Agreement and the Exhibits hereto. The parties shall continue their respective performance of this Agreement on a month-to-month basis after expiration of the term until either provides sixty
(60) days written notice of termination to other. The Effective Date shall be the first day following completion of execution of this Agreement by both parties. There is no renewal option.

5.   TERMINATION FOR CAUSE.

     A Party may terminate this Agreement upon the other Party's failure to cure any of the following within 30 days following written notice thereof: (a) the (i) insolvency, corporate reorganization, arrangement with creditors, receivership or dissolution of the other Party; or (ii) institution of bankruptcy proceedings by or against the other Party; (b) assignment or attempted assignment of the Agreement or any interest therein, except as permitted by Paragraph 22 hereof; (c) change in control of the defaulting Party without the other Party's prior written consent, which consent shall not be unreasonably withheld; (d) a final order by a government entity with appropriate jurisdiction that a SERVICE or the relationship hereunder is contrary to law or regulation; or (e) breach of any provision herein not otherwise referred to in Paragraph 5.

5.2. BSLD may terminate this Agreement immediately and without notice if Customer fails to cure a breach as provided in Paragraph 8 or breaches a provision of Paragraph 15 or 16.

5.3. Upon termination of this Agreement Party may recover from the other all sums it is owed at the time of termination.

6.   TERMINATION WITHOUT CAUSE; EARLY TERMINATION CHARGE.

6.1. Customer may terminate this Agreement at any time without cause upon 90 days prior written notice to BSLD and payment to BSLD of the EARLY TERMINATION CHARGE in Subparagraph 6.2. SERVICE will be discontinued the first business day of the fourth month after such notice of termination.

6.2. Base Rates and Promotional Discounts are based on Customer's agreement to purchase SERVICE for the entire TERM. It is difficult if not impossible to calculate BSLD's loss if Customer terminates the Agreement pursuant to Subparagraph 5.1 prior to the end of the TERM. Therefore, to compensate BSLD for such loss, and not as a penalty. Customer shall pay BSLD an EARLY TERMINATION CHARGE in the event of such termination. The EARLY TERMINATION CHARGE shall equal [*] for each month remaining in the TERM when SERVICE is discontinued pursuant to Subparagraph 5.1. The EARLY TERMINATION CHARGE shall be paid within 30 days after the notice provided pursuant to Subparagraph 6.1.

7. Relationship of the Parties. The relationship established by this Agreement shall in no way constitute BSLD (or its agents or employees) as a partner, agent or fiduciary of Customer. The relationship established by this Agreement shall in no way constitute Customer (or its agents or employees) as a partner, agent or fiduciary of BSLD. The provision of SERVICE described in this agreement does not establish any joint undertaking, joint venture, ?????? arrangement, partnership, agency, fiduciary relationship or formal business organization of any kind. Customer and BSLD shall be independent


                          BSLD Proprietary Information
                                   RESTRICTED

--------------------
[*] Information redacted pursuant to a confidential treatment request throughout this exhibit.

                         BellSouth Long Distance, Inc.

                               CARRIER AGREEMENT


contractors with each other for all purposes at all times and neither party shall act as or hold itself out as agent for the other or create or attempt to create liabilities for the other party.

     Trade Names. Trademarks. Service Marks and Registered Marks. Neither Customer nor BSLD shall use the other's trade names, trademarks or service marks ("Marks") without the prior written approval of the other party. Neither shall display or use the other's Marks, nor permit the same to be displayed or used by third parties. Nothing in this Agreement creates in a party rights in the marks of the other. In the event that Customer resells the Service provided hereunder, it will do so only under its own names, trade names, logos, trademarks or service marks. Customer will not publish or use any advertising, sales promotions, press release, or other publicity matters which use BSLD's corporate or trade names, logos trademarks, serve marks, trade dress, or other symbols that serve to identify and distinguish BSLD from its competitors (or which use confusingly similar corporate or trade names, logos, trademarks, service marks, trade dress or other symbols), and will not conduct business under BSLD's corporate or trade names, logos, trademarks, service marks, trade dress, or other symbols that serve to identify and distinguish BSLD from its competitors (or under any confusingly similar corporate or trade names, logos, trademarks, service marks, trade dress or other symbols). Customer (including its agents, representatives and independent contractors) will not indicate or imply to any person or entity that it is BSLD which is selling or providing service to Customer's end-users, or that it is affiliated or authorized by BSLD to sell or provide such service to them or that it is selling or providing such service to them jointly or in collaboration or partnership with BSLD, or as the agent of BSLD. BSLD shall provide Customer written notice of a breach of this paragraph. Customer shall use its best efforts to immediately cure such breach advising BSLD of its actions. If, in BSLD's opinion, Customer fails to effect a cure within 30 days of BSLD's notice, then BSLD may, at its option, terminate the Agreement pursuant to Subparagraph 5.2.

9.   LEGAL COMPLIANCE: REMEDIES FOR NON-COMPLIANCE.

9.1. Each party is responsible for its own compliance with all laws and regulations affecting its business, including but not limited to the collection and remittance of all taxes and other levies imposed by law. Customer certifies that it has obtained the required operating authority in all states in which it conducts business, as well as all authority required by the FCC for resale of telecommunications services, including but not limited to authority required pursuant to Section 214 of the Communications Act of 1934, 47 U.S.C. Section 214, and that it complies and will continue to comply at all times with all federal and state laws and regulations applicable to the sale and provision of service to its customers.

9.2. If, in BSLD's opinion, Customer breaches this paragraph, BSLD may (a) terminate this Agreement pursuant to Subparagraph 5.1(e), and/or (b) discontinue PROMOTIONAL DISCOUNTS. If BSLD elects option (b), it will resume and/or reinstate PROMOTIONAL DISCOUNTS only after Customer produces evidence satisfactory to BSLD that it has cured its breach.

     CUSTOMER RESPONSIBILITIES.

10.1. Customer shall not be relieved of any obligation hereunder by virtue of the fact that Service is ultimately used by END USERS.

10.2. Interfacing and communicating with END-USERS shall be the sole responsibility of Customer with respect to any use that Customer may make of the service provided pursuant to this Agreement to in turn provide service to other persons or entities. Customer shall be solely responsible for END USER solicitation, service requests, credit worthiness, customer service, account systems and support, billing and collection.

10.3. Customer shall be solely liable for amounts it cannot collect from END USERS, and billing adjustments it grants END USERS, including adjustments for fraudulent charges, directory assistance or any other form of credit.

10.4. Customer shall comply with BSLD's network interface procedures when it orders its own access facilities.

11. SERVICE ACTIVATION. BSLD will use reasonable efforts to provide dedicated SERVICE within thirty (30) days, following Customer's order, or the requested delivery date, whichever is later. These deadlines will be extended by the time it takes to address activation errors or obtain from Customer a complete and accurate order. Customer shall reimburse BSLD for LEC imposed fees resulting from a request to expedite SERVICE.

12.  PRICING; GENERAL CONDITIONS.

12.1. Pricing. BASE RATES and PROMOTIONAL DISCOUNTS are contained in the Exhibits hereto.

12.2. Prices in Lieu of Other Discounts. BASE RATES and PROMOTIONAL DISCOUNTS are extended in lieu of any other Tariff or contractual discount, special pricing or discount term plan. Discounts upon discounts are only permitted if expressly provided for herein.

12.3. Prices Contingent on Performance. BASE RATES and PROMOTIONAL DISCOUNTS are contingent on Customer's full performance of all terms of the Agreement. If Customer fails to pay the undisputed portion of an invoice pursuant to Paragraph 15, all SERVICE for which payment is past due may, at BSLD's option, be priced at BASE RATES.

                          BSLD Proprietary Information
                                   RESTRICTED

                         BELLSOUTH LONG DISTANCE, INC.

                               CARRIER AGREEMENT

12.4. Per Minute Charges. BASE RATES are invoiced based on PER MINUTE CHARGES utilizing the BILLING INCREMENTS in EXHIBIT 4.

12.5. Promotional Pricing Levels. Customer will receive discounts applied only to RATE ELEMENTS as provided in EXHIBIT 5.

12.6. Pricing Contingent on Primary Carrier Status. Pricing hereunder is contingent on Customer utilizing BSLD as its PRIMARY CARRIER for the PRIMARY CARRIER SERVICES listed in EXHIBIT 3. If Dedicated Outbound Services is a PRIMARY CARRIER SERVICE then 90% of all Dedicated Access End Users under Customer's control shall be placed on the BSLD network during the TERM. Customer shall produce, within 30 days following BSLD's request, evidence acceptable to BSLD that it is in compliance with this subparagraph. Failure to maintain BSLD as PRIMARY CARRIER on any PRIMARY CARRIER SERVICE will result in SERVICE being provided hereunder at BASE RATES for the remainder of the TERM. Customer may select a temporary back-up carrier for any period during which it is affected by a BSLD network outage.

12.7. Pricing Contingent on Tax Compliance. The price of SERVICE is exclusive of applicable taxes. BASE RATES and PROMOTIONAL DISCOUNTS are contingent on Customer providing BSLD with certificates from appropriate taxing authorities exempting Customer from taxes that would otherwise be invoice hereunder.

13.   SURCHARGES.

13.1. Minimum Commitment Surcharge. Any month Customer fails to meet the MINIMUM USAGE COMMITMENT stated on EXHIBIT 3, Customer shall pay a surcharge for Service provided during such month equal to [*] of the difference between the MINIMUM USAGE COMMITMENT and Customer's Net Usage. The MINIMUM COMMITMENT shall not relieve Customer of any credit or security obligation hereunder.

13.2. Minimum Average Time Requirement Surcharge. Any month Customer fails to equal or exceed the MINIMUM AVERAGE TIME REQUIREMENT specified in EXHIBIT 4 for PRICING specified in EXHIBIT 5, then Customer shall pay BSLD a per minute surcharge on such usage equal to [*].

13.4. Minimum Port Usage Surcharge. Any month Customer fails to equal or exceed the MINIMUM PORT USAGE per ACTIVE DEDICATED PORT as stated on EXHIBIT 3, Customer shall pay BSLD a surcharge on its Dedicated Service usage equal to the difference between (a) [*] (b) the MINIMUM PORT USAGE multiplied by the total number of ACTIVE DEDICATED PORTS. This surcharge shall be calculated in each PRODUCT HIERARCHY LEVEL.

14.   SPECIAL RATE ADJUSTMENTS

14.1. BSLD may, after 30 days notice to Customer, adjust the price of International SERVICE.

14.2. Every six months during the Term, BSLD will adjust the price of Service provided in Paragraph 12.5 to reflect changes in statewide average per-minute Terminating interstate LEC access charges imposed on BSLD.

15.   PAYMENT FOR SERVICE.

15.1. Payment Obligation. Customer shall pay BSLD for SERVICE pursuant to the terms of this Agreement.

15.2. Call Detail. BSLD may, at its option, and without liability to Customer, modify the format of the call detail media following 30 days written notice to Customer.

15.3. Payment Procedure. BSLD will invoice Customer monthly for SERVICE provided hereunder. All amounts for Services billed to Customer as stated in each monthly invoice shall be due and payable by Customer upon receipt. The cost of Services is exclusive of any applicable sales, use, excise and like taxes, which shall be separately stated and included on each monthly invoice. Undisputed charges for Service that remain unpaid by Customer for a period of fifteen (15) days or more after the date of the invoice shall be subject to interest thereon from the date of the invoice at a rate equal to the lesser of [*] per annum ([*] per month), or the maximum rate allowed by law. If Customer fails to pay for Services in accordance with this Section. Customer shall not be eligible to receive any discounts, concessions, waivers or credits.

15.4. Billing Disputes. In the event that Customer, in good faith, disputes any invoiced amount, Customer must submit full payment of the undisputed portion of the invoice according to the payment terms set forth in this section. In addition, Customer must submit written documentation identifying and substantiating any disputed amounts within thirty (30) days of the date of the invoice for which an amount is in dispute. All disputed amounts are payable immediately by Customer upon BellSouth Long Distance written denial of a disputed amount. If the Parties, in good faith, cannot resolve the dispute within a reasonable period of time, then the dispute shall be settled by mediation, arbitration or court proceeding pursuant to Paragraph 18.

15.5. Payment Terms. Payment terms may be modified by BellSouth Long Distance based on a Customer's credit rating, credit risk, prior payment history, letters of credit, deposits or other demonstrations of credit-worthiness by the Customer.

                          BSLD Proprietary Information
                                   RESTRICTED


--------------------
[*] Information redacted pursuant to a confidential treatment request throughout this exhibit.

                         BELLSOUTH LONG DISTANCE, INC.
                               CARRIER AGREEMENT


15.6 Payment Security. BSLD may require Customer, prior to or during the provision of Services pursuant to this Agreement, to tender a reasonable deposit in an amount to be determined by BSLD in its reasonable discretion to be held by BSLD as a guarantee for the payment of charges set forth in this Agreement. To determine the financial responsibility of Customer and/or the specific amount of any deposit required, BSLD may rely upon commercially reasonable factors to assess and manage the risk the non-payment, including but not limited to payment history for telecommunications service (including such service purchased from BSLD), number of years in business, bankruptcy or insolvency history, current BSLD account treatment status, financial statement analysis, and commercial credit bureau rating. It shall be Customer's responsibility to provide to BSLD upon request such information as is necessary for BSLD to determine the financial responsibility of Customer, including but not limited to Customer's tax returns, audited or unaudited financial statements and loan applications. A deposit does not relieve Customer of the responsibility for the prompt payment of bills on presentation or the due date appearing in the face of the bills. Interest will be paid to Customer for the period that a cash deposit is held by BSLD. The interest rate used will be simple interest at the rate of six percent annually unless a different rate has been established by the appropriate legal authority in the state where the Service offering is located. The failure of Customer to pose a deposit as required by BSLD pursuant to this paragraph shall constitute a material breach of this Agreement by Customer which shall entitle BSLD to terminate this Agreement and the service provided hereunder upon five
(5) days written notice to Customer. When the service for which the deposit has been required is discontinued, the deposit will be applied to the final bill and any credit balance will be refunded to Customer with applicable interest accrued.

16. PAYMENT OF TAXES. BSLD shall apply all applicable taxes for each jurisdiction. It is understood between the parties that the Services provided by BSLD pursuant to this Agreement are tax-free sales to the extent that Customer purchases these services for resale and to the extent that sales for resale are tax exempt within a jurisdiction; it shall be Customer's responsibility to provide to BSLD for each such jurisdiction a valid resale tax exemption certificate prior to the first bill for services provided pursuant to this Agreement. Customer shall be solely responsible for the payment of any local, state and federal taxes, duties, levies and other similar charges (and any related interest and penalties), however, designated, which may be levied upon the sale, transfer of ownership, installation, license, use or provision of service by Customer to its customers. Customer shall not be liable for taxes on BSLD's net income.

17.   LIMITATIONS OF LIABILITY, EXCLUSIVE REMEDIES AND INDEMNIFICATION

      The limitations of liability, exclusive remedies and rights of indemnification shall be as set forth in this Section shall apply to all services furnished pursuant to this Agreement and the Annexes hereto except to the extent that they may be varied by the specific terms of any of the Annexes hereto for specific services, in which event the terms of the Annexes shall control.

      Definitions. For purposes of the exclusive remedies and limitations of liability set forth in this Agreement and the Annexes hereto, the term:

- "BSLD" shall be defined as BSLD, its subsidiaries and their affiliates, and their employees, agents, representatives, subcontractors, interconnection service providers and suppliers;

- "DAMAGES" will refer collectively to all injury, damage, loss or expense incurred.

17.2 LIABILITY LIMITATIONS. EXCEPT AS MAY OTHERWISE BE PROVIDED HEREIN, BSLD (INCLUDING ITS SUBSIDIARIES, AFFILIATES, PREDECESSORS, SUCCESSORS AND ASSIGNS) MAKES NO WARRANTIES, EXPRESS OR IMPLIED, AND SPECIFICALLY DISCLAIMS ANY WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE, WITH RESPECT TO SERVICES OR PRODUCTS PROVIDED PURSUANT TO THIS AGREEMENT. BSLD SHALL NOT BE LIABLE FOR SERVICE IMPAIRMENTS CAUSED BY ACTS WITHIN THE CONTROL OF CUSTOMER, ITS AGENTS, EMPLOYEES OR LICENSEES OR INTEROPERABILITY OF SPECIFIC CUSTOMER APPLICATIONS. CUSTOMER SHALL BE SOLELY RESPONSIBLE FOR THE CONTENT OF COMMUNICATIONS TRANSMITTED BY CUSTOMER USING THE SERVICES PROVIDED PURSUANT TO THIS AGREEMENT. BSLD SHALL HAVE NO LIABILITY TO CUSTOMER FOR DAMAGES CAUSED BY ACTS OR EVENTS BEYOND BSLD'S CONTROL, INCLUDING THE ACTS OR OMISSIONS OF OTHER TELECOMMUNICATIONS SERVICES OR INTERCONNECTION WITH OTHER SERVICES PROVIDERS. BSLD SHALL HAVE NO LIABILITY FOR DAMAGES CAUSED BY CUSTOMER'S FAILURE TO PERFORM ITS RESPONSIBILITIES UNDER THIS AGREEMENT OR THE ANNEXES HERETO, OR FOR THE ACT OF THIRD PARTIES (INCLUDING BUT NOT LIMITED TO CUSTOMER'S END-USERS). BSLD DOES NOT GUARANTEE OR MAKE ANY WARRANTY WITH RESPECT TO THE SERVICES PROVIDED BY BSLD WHEN SUCH SERVICES ARE USED IN AN EXPLOSIVE ATMOSPHERE. BSLD SHALL BE INDEMNIFIED, DEFENDED, AND HELD HARMLESS BY CUSTOMER AGAINST ALL CLAIMS, LOSSES, OR DAMAGES, BY ANY PERSON RELATING TO THE SERVICES PROVIDED PURSUANT TO THIS AGREEMENT OR THE ANNEXES HERETO WHEN USED IN AN EXPLOSIVE ATMOSPHERE. IN ALL OTHER RESPECT, BSLD'S ENTIRE LIABILITY AND CUSTOMER'S EXCLUSIVE REMEDIES AGAINST BSLD FOR ANY DAMAGES ARISING FROM ANY ACT OR OMISSION RELATING TO THIS AGREEMENT, REGARDLESS OF THE FORM OF ACTION, WHETHER BASED ON CONTRACT, TORT, INCLUDING NEGLIGENCE, STRICT LIABILITY, STATUTE OR OTHERWISE SHALL BE LIMITED TO THE FOLLOWING:

                          BSLD Proprietary Information
                                   RESTRICTED

                         BELLSOUTH LONG DISTANCE, INC.
                               CARRIER AGREEMENT

o ACTS OR OMISSIONS. BSLD'S LIABILITY TO CUSTOMER ON ACCOUNT OF ANY ACTS OR OMISSIONS RELATING TO THIS AGREEMENT OR THE ANNEXES HERETO SHALL BE LIMITED TO [*].

o SERVICE IMPAIRMENT. BSLD'S LIABILITY FOR SERVICE IMPAIRMENTS SHALL NOT EXCEED AN AMOUNT EQUAL TO [*].

o PROPERTY DAMAGES. BSLD'S LIABILITY TO CUSTOMER FOR DAMAGES TO REAL OR TANGIBLE PERSONAL PROPERTY PROXIMATELY CAUSED BY BSLD'S NEGLIGENCE IN THE COURSE OF ITS PERFORMANCE OF THIS AGREEMENT SHALL BE LIMITED TO CUSTOMER'S PROVEN DAMAGES OF SUCH PROPERTY.

o PERSONAL INJURY OR DEATH. BSLD'S LIABILITY TO CUSTOMER FOR BODILY INJURY OR DEATH TO ANY PERSON PROXIMATELY CAUSED BY BSLD NEGLIGENCE IN THE COURSE OF ITS PERFORMANCE OF THIS AGREEMENT SHALL BE LIMITED TO CUSTOMER'S PROVEN DAMAGES TO PERSON.

o THIRD-PARTY PATENT INFRINGEMENT CLAIMS. NO LICENSE UNDER PATENTS (OTHER THAN THE LIMITED LICENSE TO USE) IS GRANTED BY BSLD OR SHALL BE IMPLIED OR ARISE BY ESTOPPEL, WITH RESPECT TO ANY SERVICE OFFERED PURSUANT TO THIS AGREEMENT OR THE ANNEXES HERETO. BSLD WILL DEFEND CUSTOMER AGAINST CLAIMS OF PATENT INFRINGEMENT ARISING SOLELY FROM THE USE BY CUSTOMER OF THE SERVICES PROVIDED BY BSLD PURSUANT TO THIS AGREEMENT OR ANY APPLICABLE TARIFF AND WILL INDEMNIFY CUSTOMER FOR ANY DAMAGES AWARDED BASED ON SUCH CLAIMS.

17.3 NON-DIRECT DAMAGES. NOTWITHSTANDING SECTION 19.2, BELOW, NEITHER PARTY HAS ANY LIABILITY TO THE OTHER RELATED TO ITS PERFORMANCE OF THIS AGREEMENT OR THE ANNEXES HERETO FOR INCIDENTAL, INDIRECT, PUNITIVE OR CONSEQUENTIAL DAMAGES, OR FOR LOST PROFITS, SAVINGS OR REVENUES, WHETHER IN AN ACTION BASED ON CONTRACT, PRODUCT LIABILITY, TORT INCLUDING NEGLIGENCE, STRICT LIABILITY, STATUTE OR OTHERWISE, WHETHER OR NOT BSLD HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES.

17.4 Failure of Exclusive Remedy. The limitations of liability set forth in this Agreement and in the Annexes hereto shall survive failure of an exclusive remedy.

17.5 Duty to Indemnify and Defend. Customer shall indemnify, defend, and hold harmless BSLD and its directors, officers, employees, agents, parent, subsidiaries, successors, and assigns from all thirty-party claims, actions, and causes of action for damages and expenses (including reasonable attorneys' fees) arising out of or resulting from, in whole or in part, the actions or omissions of Customer, its End-Users, their employees, agents or contractors affiliated companies and their employees, agents or contractors, including but not limited to claims for libel, slander, invasion of privacy, or infringement of copyright arising from any communication and claims for patent infringement arising from combining or using services or equipment furnished by BSLD in connection with facilities or equipment furnished by others. Customer shall also indemnify, defend and hold BSLD harmless from and against all liabilities and costs (including reasonable attorneys' fees) arising from any and all claims by any person based on the content of any communication transmitted by Customer using the services provided pursuant to this Agreement. Customer shall also indemnify, defend and hold BSLD harmless for all causes of action, claims, liabilities or expenses asserted or incurred by any of Customer's End-Users arising out of any failure, breakdown, or interruption of service provided to Customer by BSLD or to End-Users by Customer. Customer shall indemnify, defend and hold BSLD harmless for all causes of action, claims, liabilities or expenses asserted or incurred by Customer's End-Users due to Customer's marketing efforts, including but not limited to Customer's violation of laws and regulations applicable to the authorization and proof of authorization necessary to convert an End-User's former service to Customer's service as the End-User's Primary Interexchange Carrier. BSLD shall be indemnified, defended, and held harmless by Customer, Users and End-Users against all claims, losses or damages by any person relating to such Service when used in an explosive atmosphere.

17.6 Notice to Indemnify and Defend. In the event that either party is entitled to indemnification and defense from the other party pursuant to this Agreement, the Indemnified Party shall notify the Indemnifying Party promptly, in writing, of any claims, lawsuits or demand by third parties for which the Indemnified Party alleges that the Indemnifying Party is responsible under this paragraph and tender the defense of such claim, lawsuit, or demand to the Indemnifying Party. The Indemnified Party shall also cooperate in every reasonable manner with the defense or settlement of such claim, lawsuit, or demand. The Indemnifying Party shall not be liable under this subparagraph for settlements by the Indemnified Party of any claim, demand, or lawsuit unless the Indemnifying Party has approved the settlement in advance or unless the defense of the claim, demand, or lawsuit has been tendered to the Indemnifying Party, in writing, and the Indemnifying Party has failed promptly to undertake the defense.

17.7 Limitation of Actions. Neither party may bring a claim or action arising out of or related to this Agreement or the Annexes hereto, including any claim of fraud or misrepresentation, more than two (2) years after the cause of action has accrued or the termination of this Agreement, which occurs later. The Parties hereby waive the right to invoke any different limitation on the bringing of actions provided under state law.


                          BSLD Proprietary Information
                                   RESTRICTED

--------------------
[*] Information redacted pursuant to a confidential treatment request throughout this exhibit.
                                       6

                         BELLSOUTH LONG DISTANCE, INC.
                               CARRIER AGREEMENT

18.  DISPUTE RESOLUTION

18.1 Mediation. The parties agree to use good faith efforts to resolve any Dispute promptly and fairly. If the parties are unable to resolve a Dispute Negotiation, both parties agree to submit it to mediation conducted by a mutually selected mediator or, at the option of either party, by the Center for Public Resources (CPR). The parties, their representatives, other participants and the mediator shall hold the existence, content and result of the mediation in confidence.

18.2 Arbitration. If a Dispute submitted to mediation is not successfully resolved, it shall be subject to binding arbitration under the then-current rules and supervision of the CPR. The Federal Arbitration Act, 9 U.S.C. Section 1 to 16, not Georgia law, will govern the arbitrability of all claims. A single arbitrator who is knowledgeable in business information, commercial matters or the telecommunications field, as applicable, will conduct the arbitration. The arbitrator's decision and award will be final and binding, and either party may enter it in any court with jurisdiction. The arbitrator will not have authority to award punitive or other non-compensatory damages to either party. The arbitration will be held in Atlanta. Each party will bear its own attorney's fees and related costs associated with the arbitration. The parties will pay all other costs and expenses of the arbitration as the rules of the CPR provide. The parties, their representatives, other participants and the arbitrator shall hold the existence, content and result of the arbitration in confidence except that the prevailing party shall have the right to enter the arbitration award in a court of competent jurisdiction if such entry is necessary to enforce the terms of the award.

18.3 Court Proceeding. Except as permitted in this Section, neither party may bring a case in court in connection with a Dispute. If a party disregards this restrictions, files a court case and fails to dismiss it promptly upon being notified of this provision, that party will pay the other party's costs and expenses, including attorney's fees, incurred after the notice in defending the court case. Each party retains the right to obtain an injunction in court to prevent the other party's misuse of its intellectual property or Confidential Information.

19. Acknowledgement of Right to Compete. Customer acknowledges and understands that it remains at all times solely responsible for the success and profits of its business, and that BSLD makes no promises, warranties or representations regarding Customer's business success or prospects of business success in connection with the provision of service pursuant to this Agreement. Customer acknowledges and understands that BSLD will continue to market BSLD services directly to the public and that such marketing may from time to time bring BSLD into direct or indirect competition with Customer, and that BSLD may also market its services to competitors of Customer. Customer acknowledges and understands that nothing in this Agreement diminishes or restricts in any way the rights of Customer to engage in competition with Customer or to market its services to competitors of Customer.

20. Lawful Use of Service. Customer may use the services provided under this Agreement for any lawful purpose consistent with the transmission ??? switching parameters of the telecommunications network, and may resell its use (or the use of any part thereof) to a third party in the normal course of Customer's business, except as specifically prohibited or limited in any Annex hereto. In any instance in which any of the services provided pursuant to this Agreement are being used in an unlawful manner, BSLD may, immediately and upon written notice to Customer, and without liability, restrict, suspend or discontinue providing such service.

21. NOTICES. Notices, requests or other communications (excluding invoices) hereunder shall be in writing and sent by certified mail addressed as follows:

     If to BSLD:        BellSouth Long Distance, Inc.
                        32 Perimeter Center East, Suite A
                        Atlanta, Georgia 30046
                        Attention: Bob Arnold, Sr. Director Marketing

     If to Customer:    Shared Communications Services, Inc.

                        1095 25th St. S.E.

                        Salem, Oregon 97302

                        Attention: Lance Stapleton

22. ASSIGNMENT. Neither this Agreement nor any right or obligation hereunder may be assigned or delegated to any other entity without the prior written consent of the other Party, which consent shall not be unreasonably withheld.

23. EXCUSABLE DELAY. In the event of an Excusable Delay the performance obligations of the Parties hereunder shall be suspended and the Term shall be extended for a period of time equal to the length of such delay; provided, however, the affected Party shall promptly notify the other Party of the nature of the delay and the estimated time that it will continue. If an Excusable Delay continues for more than 90 days and has a material adverse

                          BSLD Proprietary Information
                                   RESTRICTED
                                       7

                         BELLSOUTH LONG DISTANCE, INC.

                               CARRIER AGREEMENT

impact on the other Party, such other Party may, at its option and upon written notice to the other Party, terminate this Agreement without liability other than payment for Services provided prior to termination. Notwithstanding the foregoing, neither Party may invoke this paragraph with regard to any xxxxt listed in Paragraph 5 or to delay performance of Paragraphs 15 or 16.

24. CAPTIONS. Captions of the paragraphs and subparagraphs herein are for convenience only, are not part of the Agreement and shall not define or limit any of the Agreement's terms.

25. CHOICE OF LAW. This Agreement shall be construed in accordance with, and governed by, the laws of the State of Georgia.

26. RULES OF CONSTRUCTION. No rule of construction requiring interpretation against the draftsman shall apply in the interpretation of this Agreement.

27. ENTIRE AGREEMENT. This Agreement, together with the attached Exhibits, represents the entire agreement of the Parties with respect to the subject matter hereof and supersedes all prior written or oral agreements, proposals, representations, statements or understandings. No subsequent agreement between CUSTOMER and BSLD concerning the services provided pursuant to this Agreement shall be effective or binding unless it is made in writing by an authorized representative of CUSTOMER and an authorized representative of BSLD, and no representation, promise, inducement or statement of intention has been made by either party with is not embodied herein relating to the Service.

28. MODIFICATION OF AGREEMENT. This Agreement, including its Exhibits, may be amended, modified or supplemented only by a separate written document executed by both Parties with the formality of this Agreement.

29. WAIVER OF TERMS. No term or provision herein shall be waived, and no breach or default excused, unless such waiver or consent is in writing and signed by the Party to which it is attributed. No consent by a Party to, or waiver of, a breach or default by the other, whether express or implied, shall constitute a consent to, or waiver of, any subsequent breach or default.

30. PARTIAL INVALIDITY. If any provision of this Agreement shall be invalid or unenforceable, such invalidity or unenforceability shall not invalidate or render the Agreement unenforceable, but rather the Agreement shall be construed as if not containing the invalid or unenforceable provision. However, if such provision is an essential element of this Agreement, the Parties shall promptly attempt to negotiate a substitute therefor.

31. CUMULATIVE REMEDIES. Except as otherwise provided herein, the remedies provided for in this Agreement are in addition to any other remedies available or at law or in equity.

32. EXPIRATION OF OFFER. BSLD's offer to enter into this Agreement shall be withdrawn if the Agreement is not executed by both Parties within 45 days after the Proposal Date stated on Exhibit 3.


EXECUTED and made effective as provided herein.

Shared Communications Services, Inc.      BellSouth Long Distance, Inc.
(Customer)

By:   /s/ JEFF RAINES                     By:   /s/ DAVE ABRAHAMSON
   ------------------------------            ------------------------------
                                                    Dave Abrahamson

Title:  President                               Vice President Marketing
      ---------------------------               ---------------------------

Date:    11-25-97                         Date:    3/14/98
      ---------------------------               ---------------------------


                          BSLD Proprietary Information
                                   RESTRICTED

                         BELLSOUTH LONG DISTANCE, INC.
                               CARRIER AGREEMENT

                                   EXHIBIT 1

                                  DEFINITIONS

Capitalized Terms appearing in bold print in the Agreement, its Exhibits and Attachments are defined as follows:

"ACF" Access Coordination Fee

"ACTIVE DEDICATED PORT" means a Customer access port (DS-0 equivalent) connected to BSLD and activated as Dedicated Service.

"ANI" means a calling telephone number identification which is forwarded to an IXC by a LEC as a call is placed.

"AFFILIATED LOCATION" means a physical premise to or from which BSLD provides Service which is: (a) owned or leased by Customer; (b) occupied by a business in which Customer has an equity interest of at least a 25%; or (c) occupied by a franchisee of Customer.

"ATTACHMENT" means a supplement attached to, and a part of, the Agreement.

"BASE RATES" means prediscounted rates associated with the lowest net monthly volume of service level specified in Exhibit 5.

"BILLING INCREMENT" means billing increment stated in Exhibit 4.

"BILLING HIERARCHY" means the level in which the billing system has accumulated information for billing and reporting purposes. A hierarchy will in summarize information at its level and roll it up to the next highest hierarchy level for additional reporting purposes.

"CARRIER BASE RATES" means the prices provided herein for CARRIER SERVICE.

"CARRIER SERVICE" means switched Service purchased under the Agreement and invoiced under BSLD's BILLING HIERARCHY.

"CLC" means an IXC carrier identification code.

"CONFIDENTIAL INFORMATION" means any information which relates to the Agreement or any of the Annexes hereto, including but not limited to proposals, specifications, drawings, models, samples, data, network designs, pricing information, reports, research, strategic plans, computer programs, software and documentation, prototypes, and related technical or business information, the terms and conditions of this Agreement (and all written or oral discussions, negotiations, and other communications related thereto and in contemplation thereof) and which is exchanged under this Agreement, provided that, when exchanged, such information is written or in other permanent form (including, without limitation, information incorporated in computer software or held in electronic storage media) and is identified as confidential and/or proprietary to the originating party by clear and conspicuous markings. Any CONFIDENTIAL INFORMATION which is not in writing or other permanent form when exchanged shall be considered CONFIDENTIAL INFORMATION hereunder only to the extent the original disclosure of the information is accompanied by a statement that the information is confidential and/or proprietary, and information so disclosed is reduced to writing by the originating party, in detail reasonably sufficient to describe such information, and transmitted, with such information, to the receiving party within thirty (30) days of such original disclosure.

"COC" Central Office Connection.

"DISCOUNT" means a RATE ELEMENT specific discount that [*].

"DISCOUNT MONTHLY VOLUME OF SERVICE" means [*].

"DISCOUNT RATE PERIOD" means the initial international rate period unless otherwise specified herein.

"EFC" Entrance Facility Charge.

"EARLY TERMINATION CHARGE" means the charge imposed for terminating the Agreement prior to expiration of the Term as provided in Paragraph 5 thereof.

"ECONOMY RATE PERIOD" means the Tariff international economy rate period.


                          BSLD Proprietary Information
                                   RESTRICTED

--------------------
[*] Information redacted pursuant to a confidential treatment request throughout this exhibit.

                         BELLSOUTH LONG DISTANCE, INC.
                               CARRIER AGREEMENT

"END USER" means a customer of Customer to whom BSLD extends Network Service at a NON-AFFILIATED LOCATION.

"END USER SERVICE" means SERVICE that BSLD extends to the NON-AFFILIATED LOCATION of an END USER.

"EXCUSABLE DELAY" means any event that prevents a Party from performing its obligations hereunder and that is beyond the reasonable control and without the fault or negligence of such Party.

"EXHIBIT" means a supplement attached to, and a part of, the Agreement.

"INVOICE HIERARCHY LEVEL" means the second billing hierarchy, level, and is directly above the PRODUCT HIERARCHY LEVEL and directly below the MASTER HIERARCHY LEVEL.

"IXC" means interexchange carrier.

"LEC" means local exchange carrier.

"MASTER HIERARCHY LEVEL" means the first and highest billing hierarchy, level 1.

"MINIMUM AVERAGE TIME REQUIREMENT" means the minimum average call duration, expressed in minutes, for SERVICES as specified in Exhibit 4. Such calculations will be made at each PRODUCT HIERARCHY LEVEL.

"MINIMUM USAGE COMMITMENT" means the minimum monthly usage commitment stated on
Exhibit 3. The calculation to determine whether Customer has met the MINIMUM USAGE COMMITMENT shall be based on Customer's invoiced NET USAGE.

"MINIMUM PORT USAGE" means the NET USAGE for DEDICATED SERVICE stated on
Exhibit 3 that Customer shall generate per ACTIVE DEDICATED PORT.

"MONTHLY VOLUME OF SERVICE DISCOUNT" means the volume of Customer's monthly usage, at the MASTER HIERARCHY LEVEL, of all CARRIER SERVICES, including directory assistance SERVICES, priced after the application of discounts. MONTHLY VOLUME OF SERVICE DISCOUNT does not include CARRIER SERVICE charges that are not based on usage, such as Private Line charges, any charge associated with access (dedicated or non-dedicated), facilities charges, any usage related fixed charge, any non-recurring charge such as installation charges, taxes, surcharges, transfer fees, or interest.

"NET USAGE" means the monthly amount invoiced for use of a SERVICE net of discounts. NET USAGE includes the following as they apply to particular
SERVICES: monthly per-minute usage charges invoiced under the Agreement; route advance charges; real time ANI charges; switched origination and termination charges; directory assistance charges; MINIMUM AVERAGE TIME REQUIREMENT Surcharges; and Noncomplete Call Surcharges.

"NON-BELL SERVICE AREA" means an area in which a Regional Bell Operating Company is not providing local access. An alternate Local Exchange Carrier may provide service.

"NON-AFFILIATED LOCATION" means any physical premise to or from which BSLD provides SERVICE that is not an AFFILIATED LOCATION.

"OFF PEAK RATE PERIOD" means (a) the EVENING RATE PERIOD and the NIGHT/WEEKEND RATE PERIOD for interstate traffic which is all other hours than the PEAK RATE PERIOD and (b) the DISCOUNT RATE PERIOD and ECONOMY RATE PERIOD for international traffic.

"PEAK RATE PERIOD" means (a) the DAY RATE PERIOD for interstate traffic which is between the hours of 8:00 AM and 5:00 PM Monday through Friday and (b) the STANDARD RATE PERIOD for international traffic.

"PER MINUTE CHARGE" means the per minute charge for SERVICE as set forth in
Exhibit 5 based on RATE PERIODS and BILLING INCREMENTS stated in Exhibit 4.

"PRIMARY CARRIER" means the IXC designated by Customer as its first routing choice and primary overflow carrier.

"PRIMARY CARRIER SERVICE" means the SERVICE specified in Exhibit 3 for which BSLD shall be Customer's PRIMARY CARRIER.

"PROMOTIONAL DISCOUNTS" is a collective reference to all DISCOUNTS.

"PROPOSAL DATE" means the date indicated on Exhibit 3 that the Agreement is offered by BSLD to Customer.

"RATE ELEMENT" means a jurisdiction element of the rate for a particular SERVICE. For example. Dedicated rates consist of separate RATE ELEMENTS interstate, intrastate, Canada, Mexico domestic. Mexico international, other international, and directory assistance usage.




                          BSLD Proprietary Information
                                   RESTRICTED

                         BELLSOUTH LONG DISTANCE, INC.
                               CARRIER AGREEMENT

"Rate Periods" is a collective reference to the DAY RATE PERIOD, DISCOUNT RATE PERIOD, ECONOMY RATE PERIOD, EVENING RATE PERIOD, ????/WEEKEND RATE PERIOD, OFF PEAK RATE PERIOD, PEAK RATE PERIOD, and STANDARD RATE PERIOD.

"Service" means the service identified in the EXHIBITS that BSLD shall provide and Customer shall purchase hereunder.

"Service Hierarchy Level" means the fourth and lowest level in the Customer's billing hierarchy.

"Standard Rate Period" means the TARIFF standard rate period for international SERVICE unless otherwise specified herein.

"Product Hierarchy Level" means the third level in the Customer billing hierarchy, and is directly above the SERVICE HIERARCHY LEVEL which ties like SERVICES together for purposes of reporting. Each PRODUCT HIERARCHY LEVEL is considered independently for calculation and application of Discounts. LEC Cap Surcharges, MINIMUM AVERAGE TIME REQUIREMENTS Surcharges, and MINIMUM PORT USAGE Surcharges.

"Tariff(s)" means any applicable tariff filed by BSLD with the Federal Communications Commission for interstate or international SERVICE (including TARIFF revisions) and/or any applicable tariff filed with a state regulatory commission for intrastate SERVICE. Should BSLD no longer file TARIFFS in order to provide SERVICE, then TARIFF shall mean the standard rate tables and terms and conditions that replace such TARIFFS.

"Term" means the term of the Agreement as provided in Paragraph 3 thereof.


                          BSLD Proprietary Information
                                   RESTRICTED

                         BELLSOUTH LONG DISTANCE, INC.
                               CARRIER AGREEMENT

                                   EXHIBIT 2

                                    SERVICES

The following SERVICES are provided pursuant to the Agreement:

1.   OUTBOUND SERVICE.

1.1. DEDICATED. Dedicated service is provided hereunder for outbound traffic with domestic or international termination that originates over dedicated special access (T1.5 or T45) circuits.

2.   DIRECTORY ASSISTANCE.

2.1. DOMESTIC. Interstate and intrastate directory assistance provided hereunder must have a domestic origination over Customer's circuits. BSLD may modify directory assistance prices provided in the Agreement to reflect changes in directory assistance charges.


                          BSLD Proprietary Information
                                   RESTRICTED

                         BELLSOUTH LONG DISTANCE, INC.
                               CARRIER AGREEMENT

                                   EXHIBIT 3

                                 GENERAL TERMS


A.4. TERM OF AGREEMENT: Twelve (12) months.

A.12.7. PRIMARY CARRIER REQUIREMENT. Customer shall utilize BSLD as its PRIMARY CARRIER for the following PRIMARY CARRIER SERVICES.

          - Not Applicable -

A.13.1.  MINIMUM USAGE COMMITMENT:

                         Minimum Monthly
        Months           Usage Commitment
        ------           ----------------
          [*]                [*]
          [*]                [*]
          [*]                [*]
          [*]                [*]

A.13.4.  MINIMUM PORT USAGE: $100 Minimum Dedicated Usage Per Port

PROMOTIONAL ACF/COC/EFC CHARGES

          Waive all ACF Charges
          Monthly recurring COC charges will be [*] per port.
          Monthly recurring EFC charges will be [*] per port when Customer utilizes BSLD's entrance facilities.

A.32.     PROPOSAL DATE: October 21, 1997

--------------------
[*] Information redacted pursuant to a confidential treatment request throughout this exhibit.

                          BSLD Proprietary Information
                                   RESTRICTED

                        BELLSOUTH LONG DISTANCE, INC.
                              CARRIER AGREEMENT

                                  EXHIBIT 4


                              BILLING INCREMENTS

B.12.4.     Billing Increments/Usage Periods for Per Minute Charges.

      Service will be invoiced based on Per Minute Charges utilizing Rate Period and Billing Increments set forth below:


                                                Initial     Additional
                                                Billing       Billing
Service Type/                                  Increment     Increment
Rate Element                                   (seconds)     (seconds)
------------                                   ---------    ----------
Domestic Interstate Dedicated                     [*]           [*]
Canada Term. Dedicated                            [*]           [*]
Mexico Term. Dedicated                            [*]           [*]
Other International Locations Dedicated           [*]           [*]

B.13.2. Minimum Call Duration: Minimum Average Time Requirement (MATR) shall not apply unless specifically set forth below:

Service Type                  MATR        MATR Surcharge
------------                  ----        --------------
N/A                            N/A             N/A

--------------------
[*] Information redacted pursuant to a confidential treatment request throughout this exhibit.

                          BSLD Proprietary Information
                                   RESTRICTED

                         BELLSOUTH LONG DISTANCE, INC.

                               CARRIER AGREEMENT

                              EXHIBIT 5 - PRICING

Interstate and Intrastate Charges for Dedicated Outbound Service:

                                                          Per minute Base Rates
                                                         -----------------------
State  Group  Vendor Name                                Interstate   Intrastate
AK       1    ALL OTHER LEC's                             [*]           [*]
--------------------------------------------------------------------------------
AL       1    SOUTH CENTRAL BELL                          [*]           [*]
AL       2    GTE SOUTH INC - AL                          [*]           [*]
AL       3    ALL OTHER LEC's                             [*]           [*]
--------------------------------------------------------------------------------
AR       1    SOUTHWESTERN BELL                           [*]           [*]
AR       2    GTE MIDWEST, INC. IA                        [*]           [*]
AR       3    ALLTEL COMM - AR                            [*]           [*]
AR       4    CENTURY CELLUNET INC.                       [*]           [*]
AR       5    ALL OTHER LEC's                             [*]           [*]
--------------------------------------------------------------------------------
AZ       1    US WEST MTN BELL                            [*]           [*]
AZ       2    CITIZENS MOHAVE CELL                        [*]           [*]
AZ       3    ALL OTHER LEC's                             [*]           [*]
--------------------------------------------------------------------------------
CA       1    PAC-WEST TELECOMM                           [*]           [*]
CA       2    GTE CO OF CA                                [*]           [*]
CA       3    ALL OTHER LEC's                             [*]           [*]
--------------------------------------------------------------------------------
CO       1    US WEST NW BELL                             [*]           [*]
CO       2    ALL OTHER LEC's                             [*]           [*]
--------------------------------------------------------------------------------
CT       1    SO NEW ENGLAND TEL                          [*]           [*]
CT       2    NYNEX NEW YORK                              [*]           [*]
CT       3    ALL OTHER LEC's                             [*]           [*]
--------------------------------------------------------------------------------
DC       1    BELL ATLANTIC DC INC                        [*]           [*]
DC       2    ALL OTHER LEC's                             [*]           [*]
--------------------------------------------------------------------------------
DE       1    BELL ATLANTIC DE INC                        [*]           [*]
DE       2    ALL OTHER LEC's                             [*]           [*]
--------------------------------------------------------------------------------
FL       1    SOUTHERN BELL TEL CO                        [*]           [*]
FL       2    SPRINT UNITED TEL FL                        [*]           [*]
FL       3    GTE FLORIDA INC                             [*]           [*]
FL       4    ALL OTHER LEC's                             [*]           [*]
--------------------------------------------------------------------------------
GA       1    SOUTH CENTRAL BELL                          [*]           [*]
GA       2    ALLTEL GA INC                               [*]           [*]
GA       3    ALL OTHER LEC's                             [*]           [*]
--------------------------------------------------------------------------------
HI       1    GTE HAWAIIAN TELCO                          [*]           [*]
HI       2    ALL OTHER LEC's                             [*]           [*]
--------------------------------------------------------------------------------
IA       1    US WEST NW BELL                             [*]           [*]
IA       2    GTE NORTH INC - IA                          [*]           [*]
IA       3    ALL OTHER LEC's                             [*]           [*]
--------------------------------------------------------------------------------
ID       1    US WEST MTN BELL                            [*]           [*]
ID       2    GTE NORTHWEST INC-ID                        [*]           [*]
ID       3    CITIZENS TELECOM ID                         [*]           [*]
ID       4    ALL OTHER LEC's                             [*]           [*]
--------------------------------------------------------------------------------
IL       1    AMERITECH ILLINOIS                          [*]           [*]
IL       2    SPRINT CENTEL IL                            [*]           [*]
IL       3    GTE OF IL                                   [*]           [*]
IL       4    TELEPORT COMM GROUP                         [*]           [*]
IL       5    ALL OTHER LEC's                             [*]           [*]
--------------------------------------------------------------------------------
IN       1    AMERITECH INDIANA                           [*]           [*]
IN       2    UNITED TEL CO OF IN                         [*]           [*]
IN       3    GTE OF IN                                   [*]           [*]
IN       4    ALL OTHER LEC's                             [*]           [*]
--------------------------------------------------------------------------------
KS       1    SOUTHWESTERN BELL                           [*]           [*]
KS       2    UNITED TELCO OF KS                          [*]           [*]
KS       3    ALL OTHER LEC's                             [*]           [*]
--------------------------------------------------------------------------------
KY       1    SOUTH CENTRAL BELL                          [*]           [*]
KY       2    CINCINNATI BELL                             [*]           [*]

--------------------
[*] Information redacted pursuant to a confidential treatment request throughout this exhibit.

                          BSLD Proprietary Information
                                   RESTRICTED
                                       15

                         BELLSOUTH LONG DISTANCE, INC.

                               CARRIER AGREEMENT

                              EXHIBIT 5 - PRICING

Interstate and Intrastate Charges for Dedicated Outbound Service:

                                                          Per minute Base Rates
                                                         -----------------------
State  Group  Vendor Name                                Interstate   Intrastate
KY       1    ALL OTHER LEC's                             [*]           [*]
--------------------------------------------------------------------------------
LA       1    SOUTH CENTRAL BELL                          [*]           [*]
LA       2    CENTURY TEL LA                              [*]           [*]
LA       3    ALL OTHER LEC's                             [*]           [*]
--------------------------------------------------------------------------------
MA       1    NYNEX NEW ENGLAND                           [*]           [*]
MA       2    GRANBY TEL & TEL CO                         [*]           [*]
MA       3    RICHMOND TEL CO                             [*]           [*]
MA       4    MFS INTELENET - MA                          [*]           [*]
MA       5    ALL OTHER LEC's                             [*]           [*]
--------------------------------------------------------------------------------
MD       1    BELL ATLANTIC MD INC                        [*]           [*]
MD       2    MFS INTELENET - MD                          [*]           [*]
MD       3    ARMSTRONG TEL CO MD                         [*]           [*]
MD       4    ALL OTHER LEC's                             [*]           [*]
--------------------------------------------------------------------------------
ME       1    NYNEX NEW ENGLAND                           [*]           [*]
ME       2    ALL OTHER LEC's                             [*]           [*]
--------------------------------------------------------------------------------
MI       1    AMERITECH MICHIGAN                          [*]           [*]
MI       2    GTE OF MI                                   [*]           [*]
MI       3    CENTURY TEL MIDWEST                         [*]           [*]
MI       4    ALL OTHER LEC's                             [*]           [*]
--------------------------------------------------------------------------------
MN       1    US WEST NW BELL                             [*]           [*]
MN       2    UNITED TEL CO OF MN                         [*]           [*]
MN       3    GTE NORTH INC - MN                          [*]           [*]
MN       4    ALL OTHER LEC's                             [*]           [*]
--------------------------------------------------------------------------------
MO       1    SOUTHWESTERN BELL                           [*]           [*]
MO       2    GTE NORTH INC - MO                          [*]           [*]
MO       3    ALLTEL MISSOURI INC                         [*]           [*]
MO       4    ALL OTHER LEC's                             [*]           [*]
--------------------------------------------------------------------------------
MS       1    SOUTH CENTRAL BELL                          [*]           [*]
MS       2    CENTURY TEL OF NO MS                        [*]           [*]
MS       3    ALL OTHER LEC's                             [*]           [*]
--------------------------------------------------------------------------------
MT       1    US WEST MTN BELL                            [*]           [*]
MT       2    CITIZENS TELECOM MT                         [*]           [*]
MT       3    ALL OTHER LEC's                             [*]           [*]
--------------------------------------------------------------------------------
NC       1    SOUTH CENTRAL BELL                          [*]           [*]
NC       2    SPRINT MID ATLANTIC                         [*]           [*]
NC       3    GTE SOUTH INC - NC                          [*]           [*]
NC       4    ALLTEL CAROLINA INC                         [*]           [*]
NC       5    ALL OTHER LEC's                             [*]           [*]
--------------------------------------------------------------------------------
ND       1    US WEST MTN BELL                            [*]           [*]
ND       2    ALL OTHER LEC's                             [*]           [*]
--------------------------------------------------------------------------------
NE       1    US WEST MTN BELL                            [*]           [*]
NE       2    UNITED TELCO WEST                           [*]           [*]
NE       3    GTE NORTH INC - NE                          [*]           [*]
NE       4    ALL OTHER LEC's                             [*]           [*]
--------------------------------------------------------------------------------
NH       1    NYNEX NEW ENGLAND                           [*]           [*]
NH       2    ALL OTHER LEC's                             [*]           [*]
--------------------------------------------------------------------------------
NJ       1    BELL ATLANTIC NJ INC                        [*]           [*]
NJ       2    ALL OTHER LEC's                             [*]           [*]
--------------------------------------------------------------------------------
NM       1    US WEST MTN BELL                            [*]           [*]
NM       2    GTE SOUTHWEST - NM                          [*]           [*]
NM       3    ALL OTHER LEC's                             [*]           [*]
--------------------------------------------------------------------------------
NV       1    NEVADA BELL                                 [*]           [*]
NV       2    CONTEL CA DBA GTE CA                        [*]           [*]
NV       3    ALL OTHER LEC's                             [*]           [*]
--------------------------------------------------------------------------------

                          BSLD Proprietary Information
                                   RESTRICTED

--------------------
[*] Information redacted pursuant to a confidential treatment request throughout this exhibit.
                                       16

                         BELLSOUTH LONG DISTANCE, INC.

                               CARRIER AGREEMENT

                              EXHIBIT 5 - PRICING

Interstate and Intrastate Charges for Dedicated Outbound Service:

                                                          Per minute Base Rates
                                                         -----------------------
State  Group  Vendor Name                                Interstate   Intrastate
NY       1    NYNEX NEW YORK                              [*]             [*]
NY       2    TELEPORT COMM GROUP                         [*]             [*]
NY       3    ROCHESTER TEL CORP                          [*]             [*]
NY       4    CITIZENS TELECOM NY                         [*]             [*]
NY       5    ALL OTHER LEC's                             [*]             [*]
--------------------------------------------------------------------------------
OH       1    AMERITECH OHIO                              [*]             [*]
OH       2    UNITED TELCO OF OHIO                        [*]             [*]
OH       3    GTE NORTH INC - OH                          [*]             [*]
OH       4    CINCINNATI BELL                             [*]             [*]
OH       5    ALLTEL OH INC                               [*]             [*]
OH       6    CENTURY TEL OF OHIO                         [*]             [*]
OH       7    ALL OTHER LEC's                             [*]             [*]
--------------------------------------------------------------------------------
OK       1    SOUTHWESTERN BELL                           [*]             [*]
OK       2    GTE SOUTHWEST - OK                          [*]             [*]
OK       3    ALLTEL OKLAHOMA INC                         [*]             [*]
OK       4    ALL OTHER LEC's                             [*]             [*]
--------------------------------------------------------------------------------
OR       1    US WEST PNW BELL                            [*]             [*]
OR       2    UNITED TEL CO OF NW                         [*]             [*]
OR       3    GTE NORTHWEST INC - OR                      [*]             [*]
OR       4    ALL OTHER LEC's                             [*]             [*]
--------------------------------------------------------------------------------
PA       1    BELL ATLANTIC PA INC                        [*]             [*]
PA       2    UNITED TEL CO OF PA                         [*]             [*]
PA       3    GTE OF PA INC                               [*]             [*]
PA       4    ALLTEL PENNA INC                            [*]             [*]
PA       5    ALL OTHER LEC's                             [*]             [*]
--------------------------------------------------------------------------------
RI       1    NYNEX NEW ENGLAND                           [*]             [*]
RI       2    ALL OTHER LEC's                             [*]             [*]
--------------------------------------------------------------------------------
SC       1    SOUTHERN BELL TEL CO                        [*]             [*]
SC       2    UNITED TEL CO CAROL                         [*]             [*]
SC       3    GTE SOUTH, INC. - SC                        [*]             [*]
SC       4    ALLTEL SO CAROLINA                          [*]             [*]
SC       5    ALL OTHER LEC's                             [*]             [*]
--------------------------------------------------------------------------------
SD       1    US WEST NW BELL                             [*]             [*]
SD       2    ALL OTHER LEC's                             [*]             [*]
--------------------------------------------------------------------------------
TN       1    SOUTH CENTRAL BELL                          [*]             [*]
TN       2    UNITED TEL CO INC                           [*]             [*]
TN       3    CITIZENS TELECOM TN                         [*]             [*]
TN       4    ALL OTHER LEC's                             [*]             [*]
--------------------------------------------------------------------------------
TX       1    SOUTHWESTERN BELL                           [*]             [*]
TX       2    UNITED TEL CO OF TX                         [*]             [*]
TX       3    GTE SOUTHWEST - TX                          [*]             [*]
TX       4    ALL OTHER LEC's                             [*]             [*]
--------------------------------------------------------------------------------
UT       1    US WEST MTN BELL                            [*]             [*]
UT       2    CITIZENS TELECOM UT                         [*]             [*]
UT       3    ALL OTHER LEC's                             [*]             [*]
--------------------------------------------------------------------------------
VA       1    BELL ATLANTIC VA INC                        [*]             [*]
VA       2    UNITED INTER-MTN TEL                        [*]             [*]
VA       3    GTE SOUTH INC - VA                          [*]             [*]
VA       4    ALL OTHER LEC's                             [*]             [*]
--------------------------------------------------------------------------------
VI       1    ALL OTHER LEC's                             [*]             [*]
--------------------------------------------------------------------------------
VT       1    NYNEX NEW ENGLAND                           [*]             [*]
VT       2    HYPERION TELECOM VT                         [*]             [*]
VT       3    ALL OTHER LEC's                             [*]             [*]
--------------------------------------------------------------------------------
WA       1    US WEST PNW BELL                            [*]             [*]

                          BSLD Proprietary Information
                                   RESTRICTED

--------------------
[*] Information redacted pursuant to a confidential treatment request throughout this exhibit.
                                       17

                         BELLSOUTH LONG DISTANCE, INC.

                               CARRIER AGREEMENT

                              EXHIBIT 5 - PRICING

Interstate and Intrastate Charges for Dedicated Outbound Service:

                                                          Per minute Base Rates
                                                         -----------------------
State  Group  Vendor Name                                Interstate   Intrastate
WA       2    UNITED TEL CO OF NW                         [*]             [*]
WA       3    GTE NORTHWEST INC - WA                      [*]             [*]
WA       4    ALL OTHER LEC's                             [*]             [*]
--------------------------------------------------------------------------------
WI       1    AMERITECH WISCONSIN                         [*]             [*]
WI       2    GTE OF WI                                   [*]             [*]
WI       3    CENTURY TEL OF WII                          [*]             [*]
WI       4    ALL OTHER LEC's                             [*]             [*]
--------------------------------------------------------------------------------
WV       1    BELL ATLANTIC WV INC                        [*]             [*]
WV       2    CITIZENS TELECOM WV                         [*]             [*]
WV       3    ALL OTHER LEC's                             [*]             [*]
--------------------------------------------------------------------------------
WY       1    US WEST MTN BELL                            [*]             [*]
WY       2    UNITED TELCO WEST                           [*]             [*]
WY       3    ALL OTHER LEC's                             [*]             [*]
--------------------------------------------------------------------------------


Domestic Directory Assistance:

     Dedicated Access:

               Interstate Base Rate:          [*]      per call
                                         -------------
               Intrastate Base Rate:          [*]      per call
                                         -------------


--------------------
[*] Information redacted pursuant to a confidential treatment request throughout this exhibit.


                          BSLD Proprietary Information
                                   RESTRICTED
                                       18

                         BellSouth Long Distance, Inc.

                               Carrier Agreement

                              Exhibit 5 - PRICING

                  International dedicated Outbound Base Rates:

                           (Via BSLD switch location)



                                                 Flat Rate
               COUNTRY                           Per Minute
               -------                           ----------
               EL SALVADOR                        [*]
               EQUATORIAL GUINEA                  [*]
               ERITREA                            [*]
               ESTONIA                            [*]
               ETHIOPIA                           [*]
               FAEROE ISLDS                       [*]
               FALKAND ISLD                       [*]
               FIJI                               [*]
               FINLAND                            [*]
               FRANCE                             [*]
               FRENCH ANTILLES                    [*]
               FRENCH GUIANA                      [*]
               FRENCH POLYNESIA                   [*]
               GABON                              [*]
               GAMBIA                             [*]
               GEORGIA                            [*]
               GERMANY                            [*]
               GHANA                              [*]
               GIBRALTAR                          [*]
               GREECE                             [*]
               GREENLAND                          [*]
               GRENADA                            [*]
               GUADALOUPE                         [*]
               GUAM                               [*]
               GUANTANAMO BAY                     [*]
               GUATEMALA                          [*]
               GUINEA BISSAU                      [*]
               GUINEA PEOPLES REPUBLIC            [*]
               GUYANA                             [*]
               HAITI                              [*]
               HONDURAS                           [*]
               HONG KONG                          [*]
               HUNGARY                            [*]
               ICELAND                            [*]
               INDIA                              [*]
                 India-Medras                     [*]
                 India-New Delhi                  [*]
               INDONESIA                          [*]
               IRAN                               [*]
               IRAQ                               [*]
               IRELAND                            [*]
               ISRAEL                             [*]
               ITALY                              [*]
               IVORY COAST                        [*]
               JAMAICA                            [*]
               JAPAN                              [*]
               JORDAN                             [*]
               KAZAKHSTAN                         [*]
               KENYA                              [*]
               KIRIBATI                           [*]
               KOREA (SOUTH)                      [*]
               KUWAIT                             [*]
               KYRGYZSTAN                         [*]
               LAOS                               [*]
               LATVIA                             [*]
               LEBANON                            [*]
               LESOTHO                            [*]
               LIBERIA                            [*]
               LIBYA APSI                         [*]
               LIECHTEDNSTEIN                     [*]
               LITHUANIA                          [*]
               LUXEMBOURG                         [*]
               MACAO                              [*]
               MACEDONIA                          [*]
               MADAGASCAR                         [*]
               MALAWI                             [*]
               MALAYSIA                           [*]
               MALDIVES REP                       [*]


--------------------
[*] Information redacted pursuant to a confidential treatment request throughout this exhibit.


                          BSLD Proprietary Information
                                   RESTRICTED

                  BELL SOUTH LONG DISTANCE, INC.

                        CARRIER AGREEMENT

                       EXHIBIT 5 - PRICING

            International dedicated Outbound Base Rates:
                   (Via BSLD switch location)

                                       FLAT RATE
COUNTRY                                PER MINUTE
-------                                ----------
MALI REP                                   [*]
MALTA REP                                  [*]
MARSHALL ISLDS                             [*]
MAURITANIA                                 [*]
MAURITIUS                                  [*]
MAYOTTE ISLD.                              [*]
MEXICO BAND 1 - Std.                       [*]
MEXICO BAND 2 - Std.                       [*]
MEXICO BAND 3 - Std.                       [*]
MEXICO BAND 4 - Std.                       [*]
MEXICO BAND 5 - Std.                       [*]
MEXICO BAND 6 - Std.                       [*]
MEXICO BAND 7 - Std.                       [*]
MEXICO BAND 8 - Std.                       [*]
MEXICO BAND 1 - Econ.                      [*]
MEXICO BAND 2 - Econ.                      [*]
MEXICO BAND 3 - Econ.                      [*]
MEXICO BAND 4 - Econ.                      [*]
MEXICO BAND 5 - Econ.                      [*]
MEXICO BAND 6 - Econ.                      [*]
MEXICO BAND 7 - Econ.                      [*]
MEXICO BAND 8 - Econ.                      [*]
 Mexico City only                          [*]
MICRONESIA                                 [*]
MOLDOVA                                    [*]
MONACO                                     [*]
MONGOLIA                                   [*]
MONTSERRAT                                 [*]
MOROCCO                                    [*]
MOZAMBIQUE                                 [*]
NAMIBIA                                    [*]
MAURU                                      [*]
NEPAL                                      [*]
NETHERLANDS                                [*]
NETHERLANDS ANTIL                          [*]
NEW CALEDONIA                              [*]
NEW ZEALAND                                [*]
NICARAGUA                                  [*]
NIGER REPUBLIC                             [*]
NIGERIA                                    [*]
NIUE                                       [*]
NORFOLK ISLD.                              [*]
NORWAY                                     [*]
OMAN                                       [*]
PAKISTAN                                   [*]
PALAU. REP.                                [*]
PANAMA                                     [*]
PAPUA N. GUINEA                            [*]
PARAGUAY                                   [*]
PERU                                       [*]
PHILIPPINES                                [*]
POLAND                                     [*]
PORTUGAL                                   [*]
QATAR                                      [*]
REUNION ISLAND                             [*]
ROMANIA                                    [*]
RUSSIA                                     [*]
RWANDA                                     [*]
SAIPAN                                     [*]
SAN MARINO                                 [*]
SAO TOME                                   [*]
SAUDI ARABIA                               [*]
SENEGAL                                    [*]
SERBIA, YUGOSLAVIA                         [*]
SEYCHELLES ISLDS.                          [*]
SIERRA LEONE                               [*]
SINGAPORE                                  [*]
SLOVAKIA                                   [*]

--------------------
[*] Information redacted pursuant to a confidential treatment request throughout this exhibit.

                          BSLD Proprietary Information
                                   RESTRICTED

                         BELLSOUTH LONG DISTANCE, INC.

                               CARRIER AGREEMENT

                              EXHIBIT 5 - PRICING

                  International dedicated Outbound Base Rates:
                  (Via BSLD switch location)

                                                     FLAT RATE
                   COUNTRY                           PER MINUTE
                   -------                           ----------

                   SLOVENIA                             [*]
                   SOLOMON ISLDS.                       [*]
                   SOMALIA                              [*]
                   SOUTH AFRICA                         [*]
                   SPAIN                                [*]
                   SRI LANKA                            [*]
                   ST. HELENA                           [*]
                   ST. PIERRE                           [*]
                   ST. KITTS                            [*]
                   ST. LUCIA                            [*]
                   ST. VINCENT                          [*]
                   SUDAN                                [*]
                   SURINAME                             [*]
                   SWAZILAND                            [*]
                   SWEDEN                               [*]
                   SWITZERLAND                          [*]
                   SYRIAN ARABREP                       [*]
                   TAIWAN                               [*]
                   TAJIKISTAN                           [*]
                   TANZANIA                             [*]
                   THAILAND                             [*]
                   TOGO                                 [*]
                   TONGA                                [*]
                   TRINIDAD & TOBAGO                    [*]
                   TUNISIA                              [*]
                   TURKEY                               [*]
                   TURKMENISTAN                         [*]
                   TURKS CAICOS                         [*]
                   TUVALU                               [*]
                   UGANDA                               [*]
                   UKRAINE                              [*]
                   UNITED A.E.                          [*]
                   UNITED KINGDOM                       [*]
                   URUGUAY                              [*]
                   UZBEKISTAN                           [*]
                   VANUATU REP.                         [*]
                   VATICAN CITY                         [*]
                   VENEZUELA                            [*]
                   VIETNAM                              [*]
                   WALLIS & FORNTUNA ISLD.              [*]
                   WESTERN SAMOA                        [*]
                   YEMEN REP.                           [*]
                   ZAIRE REP.                           [*]
                   ZAMBIA                               [*]
                   ZIMBABWE                             [*]

--------------------
[*] Information redacted pursuant to a confidential treatment request throughout this exhibit.

                          BSLD Proprietary Information
                                   RESTRICTED

                                   EXHIBIT 6

                         SWITCH PORT LICENSE AGREEMENT


SECTION 1. SCOPE

The scope of this Switch Port License Agreement ("License") is to set forth terms and conditions for BSLD to license from SCS the use of a portion of SCS's telecommunications equipment including its Nortel DMS 250 Supermode in Portland, Oregon, in order to interconnect such telecommunications equipment with telecommunications equipment provided by SCS, BellSouth affiliates and subsidiaries, other carriers, billing providers, order entry systems, maintenance systems, network operations systems and end user customers as described in this License and the Annexes attached hereto. All non-conflicting terms and conditions of the Agreement shall apply to this License. BSLD and SCS are sometimes referred to as "parties" or individually as "a party".

SECTION 2. LICENSE TO USE FACILITIES

2.1 License. Subject to the terms as set forth herein, SCS hereby grants to BSLD a nonexclusive license to use a portion of SCS's Premises, comprised of a quantity of T-1 ports (Dedicated Switch Partition), as set forth in Appendix B to this License, for the purpose of permitting BSLD to receive and deliver communications traffic to and from SCS's telecommunications network or that of other carriers, and end users, together with a nonexclusive license to connect BSLD's equipment to the equipment provided by SCS or that of other carriers and end user customers ("License"). The license granted hereby is, with respect to the Dedicated Switch Partition, exclusive of any other license, but this license shall not be construed to limit, qualify or condition SCS's access to the Dedicated Switch Partition, or its possession thereof. SCS shall at all times retain sole ownership rights in the SCS's premises and equipment, BSLD shall not obtain any ownership rights therein except as to the license provided therein.

2.2 Services. For the licensed premises described in paragraph 2.1, SCS shall provide switching, billing and operational services for BSLD as set forth in Appendix A to this License which is incorporated by reference.

2.3 Available Ports. BSLD shall notify SCS in writing of the number of T-1 ports desired to be used by BSLD. Within fifteen (15) business days thereafter, SCS shall use its best efforts to have the ports available for use by BSLD. BSLD shall use its best efforts to provide SCS accurate forecasts of future port requirements.

2.4 Location. The Dedicated Switch Partition shall be located within an area designated by the SCS.

2.5 Point of Demarcation. Reception and delivery of such communications traffic between SCS and BSLD shall be to the SCS's point of demarcation in their premises. The point of demarcation between SCS and BSLD shall be a DSX-1, DSX-3 (together the "DSX") or analog termination (the "MDF") as applicable. Signals transmitted or received at this demarcation shall meet the then current industry standard for the applicable interface specifications.

2.6 Labor and Materials. Labor and materials required for the mounting, installation and facility interconnection, which includes but is not limited to cable running, wirewrapping and punch down to the demarcation point, shall meet SCS and BSLD approved technical standards and shall be provided by SCS.

2.7 Additional Equipment. If requested by BSLD, SCS may provide additional equipment to BSLD, including but not limited to, modems, terminations, and other ancillary equipment. BSLD is responsible


                            Bell South Long Distance
                          BSLD Proprietary Information
                                   RESTRICTED
for paying charges agreed to by the parties prior to the time of installation. Title to all equipment provided by SCS as part of this license resides at all times with the SCS.

2.8 Fraud Monitoring. SCS shall monitor ports designated to BSLD for fraudulent and illegal use to the same standards that are used to manage SCSs traffic. SCS shall be liable for all fraudulent and illegal usage of SCS's telecommunications equipment. SCS agrees to indemnify and hold BSLD harmless for any such fraudulent or illegal use. SCS is responsible and liable for all fraud incidence, maintenance and management, unless caused by BSLD or BSLD Customer.

2.9 Emergencies and Instructions. In case of interruption of any services furnished hereunder, SCS shall use commercially reasonable efforts under the circumstances to restore service or if SCS elects, equivalent service may be substituted.

2.10 Retention of Title. SCS shall retain title to all of its equipment and facilities used to provide services under the License.

2.11 BSLD Access to SCS Premises. SCS is responsible for arranging premises access at any reasonable time so that BSLD personnel may, inspect Service components. Premises access must be made available at a time mutually agreeable to SCS and BSLD.

SECTION 3. MONTHLY PAYMENTS

3.2 Set-up Charge. SCS may charge a one-time Switch Set-up charge to be paid by BSLD at the signing of Amendment No. 1. The initial one-time Switch Set-up charge shall not exceed * (see Appendix B) per T-1 port and shall be due prior to the commencement of any installation work associated with the additional ports.

3.3 Monthly Payments. BSLD agrees to pay in advance to SCS each month during the term of the Agreement, the payment (a "Monthly License Payment") set forth in Appendix B to this License attached hereto. SCS's invoices for amounts payable hereunder shall be mailed on the tenth (10th) day of the month preceding the month for which Monthly License Payment is due. Invoices are due upon receipt by BSLD. If any Monthly License Payment remains unpaid by the fifth business day of the month following the date of the first SCS's invoice for such payment, such payment shall be subject to a late payment charge equal to the lesser of (i) [*] of the unpaid balance per month, or (ii) the maximum rate allowed under applicable state law. SCS shall send invoices to BSLD at the address listed herein.

                        BellSouth Long Distance, Inc.
                        32 Perimeter Center East
                        Atlanta, GA 30046
                        Attn: Finance, Angela Sanders

3.4 Rejection of Ports. BSLD may reject, in writing, a port that is not operating according to industry standards.

SECTION 4. MAINTENANCE, USE AND ALTERATION OF THE PREMISES

4.1 Alterations. SCS shall use reasonable care in maintaining the Premises based on industry standards. Any alteration performed by BSLD, e.g., the construction of conduits for purposes of building interconnection, shall be done using reasonable care and shall become SCS's property, upon the termination of the Agreement. Any alteration performed by SCS e.g. the construction of conduit for the

--------------------
[*] Information redacted pursuant to a confidential treatment request throughout this exhibit.


                            BellSouth Long Distance
                            Proprietary Information
                                   RESTRICTED
purpose of building interconnection, shall be done using reasonable care and will be billed on the basis of time and materials for work performed.

4.2 Access. BSLD shall have dial-in and dedicated access to a system that provides the ability to view but not modify or change billing data and displays operational measurements of the Dedicated Switch Partition at all times, except during mandatory routine maintenance procedures. View only parameters will be defined at a later date. Fully supervised, physical access to the SCS's site may be arranged on an appointment basis.

SECTION 5  EFFECTIVENESS AND TERMINATION

5.1 Term. The term of the License shall be the same as the term of the Agreement.

5.2 Effect of Termination. Upon the expiration or termination of the Agreement, the License shall no longer have any force or effect and neither party shall have any further obligations hereunder.

5.3 Other Termination. If any state or federal governmental agency or authority with jurisdiction over the parties determines that the provision of the services under the Agreement or the License is contrary to existing laws, rules, or regulations, either part may terminate the Agreement without penalty.

SECTION 6  GENERAL

6.1 Entire Agreement. The License established in this Exhibit 6, the Annexes attached hereto, and the non-conflicting terms and conditions of the Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede all prior written or oral agreements, proposals, representations, statements or understandings. No subsequent agreement between SCS and BSLD concerning the License provided pursuant to this Exhibit 6 and the Agreement shall be effective or binding unless it is made in writing by an authorized representative of SCS and an authorized representative of BSLD, and no representation, promise, inducement or statement of intention has been made by either party which is not embodied herein.


                            Bell South Long Distance
                          BSLD Proprietary Information
                                   RESTRICTED

                            APPENDIX A TO EXHIBIT 6

                                    SERVICES

SERVICE DESCRIPTION

     Domestic and International Service. The network arrangements for originating access shall be by Dedicated or Switched Access Lines. When dedicated access is available from a local network, then SCS will coordinate the ordering, installation, and testing of and maintain the local loop or facility to the LEC's network or other mutually acceptable provider. If dedicated access is ordered in conjunction with a Facility Provider back-haul facility, then BSLD will serve as the liaison in coordinating the ordering, provisioning and maintenance of all lines with Facility Provider and will assume all related charges. When Baseline service terminates into a local network hubbing facility with interconnection into the SCS's switch, SCS will order, install, test and maintain -- only the loop -- from the local network, and will provide coordination for the Facility Provider's facility in cooperation with BSLD.


                            Bell South Long Distance
                          BSLD Proprietary Information
                                   RESTRICTED

                            APPENDIX B TO EXHIBIT 6

                                     PRICE

1. Subject to the terms set forth above and upon set-up of BSLD's switch partition at SCS's premises located at 712 1/2 SW 12th Portland, OR 97205, BSLD shall pay for T-1 ports according to the pricing schedule shown below.


                                                                Monthly
                                           Non-Recurring       Recurring
                                           -------------       ---------
                Partition Setup Fee             [*]               [*]
                Fee per T-1                     [*]               [*]
                (Equivalent Fee Per Port)       [*]               [*]


     Included in the Monthly License Payment is the following: Call Detail Record in ASCII format, least cost routing, and SS7 messaging. In the event that Least Cost Routing will include traffic routed over the SCS network, billing will be submitted to BSLD at mutually agreed contracted rates.

     At BSLD's option and for the life of the Agreement, BSLD may purchase additional T-1 ports the rate shown in APPENDIX B.1 above.

--------------------
[*] Information redacted pursuant to a confidential treatment request throughout this exhibit.


                            BellSouth Long Distance
                            Proprietary Information
                                   RESTRICTED

                                                              BS_Rate_Difference




ST        GRP       LEC                 OLD RATE       NEW RATE       DIFF
--        ---       ---                 --------       --------       ----
AK         3        GTE                 [*]            [*]            [*]
AK         7        LEC OTHER           [*]            [*]            [*]
AL         1        BELL SOUTH          [*]            [*]            [*]
AL         3        GTE                 [*]            [*]            [*]
AL         7        LEC OTHER           [*]            [*]            [*]
AR         1        SWBT                [*]            [*]            [*]
AR         3        GTE                 [*]            [*]            [*]
AR         4        ALL TEL             [*]            [*]            [*]
AR         5        CENTURY             [*]            [*]            [*]
AR         7        LEC OTHER           [*]            [*]            [*]
AZ         1        US WEST             [*]            [*]            [*]
AZ         4        CITIZENS            [*]            [*]            [*]
AZ         7        LEC OTHER           [*]            [*]            [*]
CA         1        PACIFIC TELESIS     [*]            [*]            [*]
CA         3        GTE                 [*]            [*]            [*]
CA         4        CONTEL/CA           [*]            [*]            [*]
CA         7        LEC OTHER           [*]            [*]            [*]
CO         1        US WEST             [*]            [*]            [*]
CO         4        PTI                 [*]            [*]            [*]
CO         7        LEC OTHER           [*]            [*]            [*]
CT         1        SNET                [*]            [*]            [*]
CT         2        NYNEX               [*]            [*]            [*]
CT         7        LEC OTHER           [*]            [*]            [*]
DC         1        BELL ATL            [*]            [*]            [*]
DC         7        LEC OTHER           [*]            [*]            [*]
DE         1        BELL ATL            [*]            [*]            [*]
DE         7        LEC OTHER           [*]            [*]            [*]
FL         1        BELL SOUTH          [*]            [*]            [*]
FL         2        SPRINT LTD          [*]            [*]            [*]
FL         3        GTE                 [*]            [*]            [*]
FL         7        LEC OTHER           [*]            [*]            [*]
GA         1        BELL SOUTH          [*]            [*]            [*]
GA         4        ALLTEL              [*]            [*]            [*]
GA         7        LEC OTHER           [*]            [*]            [*]
GU         1        GUAM TEL            [*]            [*]            [*]
HI         3        GTE                 [*]            [*]            [*]
HI         7        LEC OTHER           [*]            [*]            [*]
IA         1        US WEST             [*]            [*]            [*]
IA         3        GTE                 [*]            [*]            [*]
IA         4        CEA-INS             [*]            [*]            [*]
IA         5        ROCHESTER           [*]            [*]            [*]
IA         7        LEC OTHER           [*]            [*]            [*]
ID         1        US WEST             [*]            [*]            [*]
ID         3        GTE                 [*]            [*]            [*]
ID         4        CITIZENS            [*]            [*]            [*]
ID         5        CENTURY             [*]            [*]            [*]
ID         7        LEC OTHER           [*]            [*]            [*]
IL         1        AMERITECH           [*]            [*]            [*]

--------------------
[*] Information redacted pursuant to a confidential treatment request throughout this exhibit.

                                                              BS_Rate_Difference




ST        GRP       LEC                 OLD RATE       NEW RATE       DIFF
--        ---       ---                 --------       --------       ----
IL         2        SPRINT LTD          [*]            [*]             [*]
IL         3        GTE                 [*]            [*]             [*]
IL         4        TCG                 [*]            [*]             [*]
IL         7        LEC OTHER           [*]            [*]             [*]
IN         1        AMERITECH           [*]            [*]             [*]
IN         2        SPRINT LTD          [*]            [*]             [*]
IN         3        GTE                 [*]            [*]             [*]
IN         7        LEC OTHER           [*]            [*]             [*]
KS         1        SWBT                [*]            [*]             [*]
KS         2        SPRINT LTD          [*]            [*]             [*]
KS         7        LEC OTHER           [*]            [*]             [*]
KY         1        BELL SOUTH          [*]            [*]             [*]
KY         3        GTE                 [*]            [*]             [*]
KY         4        CINN BELL           [*]            [*]             [*]
KY         7        LEC OTHER           [*]            [*]             [*]
LA         1        BELL SOUTH          [*]            [*]             [*]
LA         4        CENTURY             [*]            [*]             [*]
LA         7        LEC OTHER           [*]            [*]             [*]
MA         1        NYNEX               [*]            [*]             [*]
MA         2        GRANBY TEL          [*]            [*]             [*]
MA         3        RICHMOND TEL        [*]            [*]             [*]
MA         4        MFS INTELENET       [*]            [*]             [*]
MA         7        LEC OTHER           [*]            [*]             [*]
MD         1        BELL ATL            [*]            [*]             [*]
MD         2        MFS INTELENET       [*]            [*]             [*]
MD         7        LEC OTHER           [*]            [*]             [*]
ME         1        NYNEX               [*]            [*]             [*]
ME         4        TDS                 [*]            [*]             [*]
ME         7        LEC OTHER           [*]            [*]             [*]
MI         1        AMERITECH           [*]            [*]             [*]
MI         3        GTE                 [*]            [*]             [*]
MI         4        CENTURY             [*]            [*]             [*]
MI         7        LEC OTHER           [*]            [*]             [*]
MN         1        US WEST             [*]            [*]             [*]
MN         2        SPRINT LTD          [*]            [*]             [*]
MN         3        GTE                 [*]            [*]             [*]
MN         4        CEA-MEANS           [*]            [*]             [*]
MN         5        ROCHESTER           [*]            [*]             [*]
MN         7        LEC OTHER           [*]            [*]             [*]
MO         1        SWBT                [*]            [*]             [*]
MO         2        SPRINT LTD          [*]            [*]             [*]
MO         3        GTE                 [*]            [*]             [*]
MO         4        ALLTEL              [*]            [*]             [*]
MO         7        LEC OTHER           [*]            [*]             [*]
MS         1        BELL SOUTH          [*]            [*]             [*]
MS         4        CENTURY             [*]            [*]             [*]
MS         7        LEC OTHER           [*]            [*]             [*]
MT         1        US WEST             [*]            [*]             [*]

--------------------
[*] Information redacted pursuant to a confidential treatment request throughout this exhibit.


                          BSLD Proprietary Information
                                   RESTRICTED

                                                              BS_Rate_Difference




ST        GRP       LEC                 OLD RATE       NEW RATE       DIFF
--        ---       ---                 --------       --------       ----
MT         4        PTI                 [*]            [*]             [*]
MT         5        CITIZENS            [*]            [*]             [*]
MT         7        LEC OTHER           [*]            [*]             [*]
NC         1        BELL SOUTH          [*]            [*]             [*]
NC         2        SPRINT LTD          [*]            [*]             [*]
NC         3        GTE                 [*]            [*]             [*]
NC         4        ALLTEL              [*]            [*]             [*]
NC         7        LEC OTHER           [*]            [*]             [*]
ND         1        US WEST             [*]            [*]             [*]
ND         7        LEC OTHER           [*]            [*]             [*]
NE         1        US WEST             [*]            [*]             [*]
NE         2        SPRING LTD          [*]            [*]             [*]
NE         3        GTE                 [*]            [*]             [*]
NE         4        LINCOLN             [*]            [*]             [*]
NE         7        LEC OTHER           [*]            [*]             [*]
NH         1        NYNEX               [*]            [*]             [*]
NH         7        LEC OTHER           [*]            [*]             [*]
NJ         1        BELL ATL            [*]            [*]             [*]
NJ         2        SPRINT LTD          [*]            [*]             [*]
NJ         7        LEC OTHER           [*]            [*]             [*]
NM         1        US WEST             [*]            [*]             [*]
NM         3        GTE                 [*]            [*]             [*]
NM         7        LEC OTHER           [*]            [*]             [*]
NV         1        PACIFIC TELESIS     [*]            [*]             [*]
NV         2        SPRINT LTD          [*]            [*]             [*]
NV         4        CONTEL/CA           [*]            [*]             [*]
NV         5        CITIZENS            [*]            [*]             [*]
NV         7        LEC OTHER           [*]            [*]             [*]
NY         1        NYNEX               [*]            [*]             [*]
NY         4        TCG                 [*]            [*]             [*]
NY         5        ROCHESTER           [*]            [*]             [*]
NY         6        CITIZENS            [*]            [*]             [*]
NY         7        LEC OTHER           [*]            [*]             [*]
OH         1        AMERITECH           [*]            [*]             [*]
OH         2        SPRINT LTD          [*]            [*]             [*]
OH         3        GTE                 [*]            [*]             [*]
OH         4        CINN BELL           [*]            [*]             [*]
OH         5        ALLTEL              [*]            [*]             [*]
OH         6        CENTURY             [*]            [*]             [*]
OH         7        LEC OTHER           [*]            [*]             [*]
OK         1        SWBT                [*]            [*]             [*]
OK         3        GTE                 [*]            [*]             [*]
OK         4        ALLTEL              [*]            [*]             [*]
OK         7        LEC OTHER           [*]            [*]             [*]
OR         1        US WEST             [*]            [*]             [*]
OR         2        SPRINT LTD          [*]            [*]             [*]
OR         3        GTE                 [*]            [*]             [*]
OR         4        PTI                 [*]            [*]             [*]

--------------------
[*] Information redacted pursuant to a confidential treatment request throughout this exhibit.

                                                              BS_Rate_Difference




ST        GRP       LEC                 OLD RATE       NEW RATE       DIFF
--        ---       ---                 --------       --------       ----
OR         7        LEC OTHER           [*]            [*]            [*]
PA         1        BELL ATL            [*]            [*]            [*]
PA         2        SPRINT LTD          [*]            [*]            [*]
PA         3        GTE                 [*]            [*]            [*]
PA         4        ALLTEL              [*]            [*]            [*]
PA         7        LEC OTHER           [*]            [*]            [*]
RI         1        NYNEX               [*]            [*]            [*]
RI         7        LEC OTHER           [*]            [*]            [*]
SC         1        BELL SOUTH          [*]            [*]            [*]
SC         2        SPRINT LTD          [*]            [*]            [*]
SC         3        GTE                 [*]            [*]            [*]
SC         4        ALLTEL              [*]            [*]            [*]
SC         7        LEC OTHER           [*]            [*]            [*]
SD         1        US WEST             [*]            [*]            [*]
SD         4        CEA-SDN             [*]            [*]            [*]
SD         7        LEC OTHER           [*]            [*]            [*]
TN         1        BELL SOUTH          [*]            [*]            [*]
TN         2        SPRINT LTD          [*]            [*]            [*]
TN         4        TDS                 [*]            [*]            [*]
TN         5        CITIZENS            [*]            [*]            [*]
TN         7        LEC OTHER           [*]            [*]            [*]
TX         1        SWBT                [*]            [*]            [*]
TX         2        SPRINT LTD          [*]            [*]            [*]
TX         3        GTE                 [*]            [*]            [*]
TX         7        LEC OTHER           [*]            [*]            [*]
UT         1        US WEST             [*]            [*]            [*]
UT         4        CITIZENS            [*]            [*]            [*]
UT         7        LEC OTHER           [*]            [*]            [*]
VA         1        BELL ATL            [*]            [*]            [*]
VA         2        SPRINT LTD          [*]            [*]            [*]
VA         3        GTE                 [*]            [*]            [*]
VA         7        LEC OTHER           [*]            [*]            [*]
VT         1        NYNEX               [*]            [*]            [*]
VT         2        HYPERION            [*]            [*]            [*]
VT         4        TDS                 [*]            [*]            [*]
VT         7        LEC OTHER           [*]            [*]            [*]
WA         1        US WEST             [*]            [*]            [*]
WA         2        SPRINT LTD          [*]            [*]            [*]
WA         3        GTE                 [*]            [*]            [*]
WA         4        PTI                 [*]            [*]            [*]
WA         7        LEC OTHER           [*]            [*]            [*]
WI         1        AMERITECH           [*]            [*]            [*]
WI         3        GTE                 [*]            [*]            [*]
WI         4        CENTURY             [*]            [*]            [*]
WI         5        PTI                 [*]            [*]            [*]
WI         6        TDS                 [*]            [*]            [*]
WI         7        LEC OTHER           [*]            [*]            [*]
WV         1        BELL ATL            [*]            [*]            [*]

--------------------
[*] Information redacted pursuant to a confidential treatment request throughout this exhibit.

                                                              BS_Rate_Difference




ST        GRP       LEC                 OLD RATE       NEW RATE       DIFF
--        ---       ---                 --------       --------       ----
WV         4        [*]                 [*]            [*]             [*]
WV         7        [*]                 [*]            [*]             [*]
WY         1        [*]                 [*]            [*]             [*]
WY         2        [*]                 [*]            [*]             [*]
WY         4        [*]                 [*]            [*]             [*]
WY         7        [*]                 [*]            [*]             [*]

--------------------
[*] Information redacted pursuant to a confidential treatment request throughout this exhibit.